                                    MARKED TO INDICATE CHANGES FROM PEA #43


   As filed with the Securities and Exchange Commission on January 24, 1997
--------------------------------------------------------------------------------

                                Investment Company Act of 1940 File No. 811-5683
                                                Securities Act File No. 33-25355




                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                --------------

                                   FORM N-1A
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           / /
                     POST-EFFECTIVE AMENDMENT NO. 44                       /X/
                                      and
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                     / /
                               AMENDMENT NO. 46                            /X/

                                --------------

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
              (Exact Name of Registrant as Specified in Charter)

                  One International Place, Boston, MA  02110
                    (Address of Principal Executive Office)
                Registrant's Telephone Number (617) 330-8900

                     Karl O. Hartmann, Assistant Secretary
                    c/o Chase Global Funds Services Company
                               73 Tremont Street
                          Boston, Massachusetts 02108
                    (Name and Address of Agent for Service)
                                --------------
                                   Copy to:
                            Audrey C. Talley, Esq.
                     Stradley, Ronon, Stevens & Young LLP
                           2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                                --------------


               It is proposed that this filing become effective:
                     (check appropriate box)
                [ ]  immediately upon filing pursuant to Paragraph (b)
                [ ]  on (date) pursuant to Paragraph (b)
                [ ]  60 days after filing pursuant to Paragraph (a)
                [X]  75 days after filing pursuant to Paragraph (a)
                [ ]  on (date) pursuant to Paragraph (a) of Rule 485

     Registrant has previously elected to and hereby continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant filed its Rule 24f-2 Notice for the fiscal year ended October 31, 1996 on December 27, 1996.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)
                             CROSS REFERENCE SHEET
                          FILE NOS. 33-25355/811-5683


PART A OF FORM N-1A                                                   LOCATION IN PROSPECTUS
-------------------                                                   ----------------------
Item 1.   Cover Page...............................................   Cover Page

Item 2.   Synopsis.................................................   Fund Expenses; Prospectus Summary

Item 3.   Condensed Financial Information..........................   Financial Highlights

Item 4.   General Description of Registrant........................   Prospectus Summary; Investment
                                                                      Objectives; Investment Policies; Other
                                                                      Investment Policies; Investment Limitations

Item 5.   Management of the Fund...................................   Investment Adviser; Administrative
                                                                      Services; Distributor; Portfolio Transactions

Item 5A.  Management's Discussion
          of Fund Performance......................................   Included in the Registrant's Annual
                                                                      Report to Shareholders dated October 31,
                                                                      1996

Item 6.   Capital Stock and Other Securities.......................   Purchase of Shares; Redemption of Shares;
                                                                      Valuation of Shares; Dividends, Capital
                                                                      Gains Distributions and Taxes; General
                                                                      Information

Item 7.   Purchase of Securities
          Being Offered............................................   Cover Page; Purchase of Shares

Item 8.   Redemption or Repurchase.................................   Redemption of Shares

Item 9.   Pending Legal Proceedings................................   Not Applicable


PART B OF FORM N-1A                                                   LOCATION IN STATEMENT
-------------------                                                   OF ADDITIONAL INFORMATION
                                                                      -------------------------
Item 10.      Cover Page...........................................   Cover Page

Item 11.      Table of Contents....................................   Cover Page

Item 12.      General Information and History......................   General Information

Item 13.      Investment Objective and Policies....................   Investment Objective and Policies; Investment Limitations

Item 14.      Management of the Fund...............................   Management of the Fund; Investment Adviser

Item 15.      Control Persons and Principal
              Holders of Securities................................   Management of the Fund

Item 16.      Investment Advisory and
              Other Services.......................................   Investment Adviser

Item 17.      Brokerage Allocation and
              Other Practices......................................   Portfolio Transactions

Item 18.      Capital Stock and Other
              Securities...........................................   General Information

Item 19.      Purchase, Redemption and Pricing
              of Securities Being Offered..........................   Purchase of Shares; Redemption of Shares

Item 20.      Tax Status...........................................   General Information

Item 21.      Underwriters.........................................   Not Applicable

Item 22.      Calculation of Performance Data......................   Performance Calculations

Item 23.      Financial Statements.................................   Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item so numbered in Part C to this Registration Statement.

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 44

                                     PART A

The following Prospectus is included in this Post-Effective Amendment No. 44:


     .    McKee Portfolios Institutional Class Shares

The following Prospectuses are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on January 3, 1997:

     .    Acadian Portfolios Institutional Class Shares
     .    C & B Portfolios Institutional Class Shares
     .    DSI Portfolios Institutional Class Shares
     .    DSI Disciplined Value Portfolio Institutional Service Class Shares
     .    FMA Small Company Portfolio Institutional Class Shares
     .    FMA Small Company Portfolio Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Class Shares
     .    NWQ Portfolios Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     .    Sirach Portfolios Institutional Class Shares
     .    Sirach Portfolios Institutional Service Class Shares
     .    Sterling Partners' Portfolios Institutional Class Shares
     .    Sterling Partners' Portfolios Institutional Service Class Shares
     .    TS&W Portfolios Institutional Class Shares

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Prospectus is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                       [LOGO OF UAM FUNDS APPEARS HERE]

                           UAM FUNDS SERVICE CENTER
                    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
                                 P.O. BOX 2798
                             BOSTON, MA 02208-2798
                                1-800-638-7983

-------------------------------------------------------------------------------

                             THE MCKEE PORTFOLIOS

                          INSTITUTIONAL CLASS SHARES
                     INVESTMENT ADVISER: C.S. MCKEE & CO.

-------------------------------------------------------------------------------

                          PROSPECTUS--_______ _, 1997

  UAM Funds, Inc. (the "Fund") is an open-end, management investment company known as a "mutual fund." The Fund consists of multiple series, (known as "Portfolios") each of which has different investment objectives and investment policies. The McKee Portfolios currently offer only one class of shares. The securities offered in this Prospectus are Institutional Class Shares of four no-load Portfolios of the Fund managed by C.S. McKee & Co., Inc.: McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, McKee International Equity Portfolio, each a non-diversified Portfolio, and McKee Small Cap Equity Portfolio, a diversified Portfolio.

  McKee U.S. Government Portfolio. The objective of the McKee U.S. Government Portfolio (the "U.S. Government Portfolio") is to achieve a high level of cur-rent income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  McKee Domestic Equity Portfolio. The objective of the McKee Domestic Equity Portfolio (the "Domestic Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  McKee International Equity Portfolio. The objective of the McKee Interna-tional Equity Portfolio (the "International Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

  McKee Small Cap Equity Portfolio. The objective of the McKee Small Cap Equity Portfolio (the "Small Cap Equity Portfolio") is to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of small companies.

  There can be no assurance that any of the Portfolios will achieve their stated objective.

  Keep this Prospectus for future reference. It contains information you should know before you invest. A "Statement of Additional Information" ("SAI") containing additional information about the Fund has been filed with the Secu-rities and Exchange Commission. The SAI is dated 1997 and has been incorporated by reference into this Prospectus. For a free copy of the SAI contact the UAM Funds Center at the address or telephone number above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fund Expenses..............................................................   1
Prospectus Summary.........................................................   3
Risk Factors...............................................................   4
Financial Highlights.......................................................   5
Investment Objectives......................................................   8
Investment Policies........................................................   8
Other Investment Policies..................................................  12
Investment Limitations.....................................................  16
Purchase of Shares.........................................................  17
Redemption of Shares.......................................................  20
Shareholder Services.......................................................  22
Valuation of Shares........................................................  23
Performance Calculations...................................................  23
Dividends, Capital Gains Distributions and Taxes...........................  24
Investment Adviser.........................................................  25
Administrative Services....................................................  26
Distributor................................................................  27
Portfolio Transactions.....................................................  28
General Information........................................................  28

                                 FUND EXPENSES

  The following table illustrates the expenses and fees which shareholders of the Portfolios will incur. Transaction fees may be charged if a broker-dealer or other financial intermediary deals with the Fund on your behalf. (See "PUR-CHASE OF SHARES.")

                       SHAREHOLDER TRANSACTION EXPENSES

                             U.S.    DOMESTIC  INTERNATIONAL  SMALL CAP
                          GOVERNMENT  EQUITY      EQUITY       EQUITY
                          PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO
                          ---------- --------- ------------- -----------
Sales Load Imposed on
  Purchases.............     NONE      NONE        NONE          NONE
Sales Load Imposed on
  Reinvested Dividends..     NONE      NONE        NONE          NONE
Deferred Sales Load.....     NONE      NONE        NONE          NONE
Redemption Fees.........     NONE      NONE        NONE          NONE
Exchange Fees...........     NONE      NONE        NONE          NONE

                        ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                   U.S.    DOMESTIC  INTERNATIONAL  SMALL CAP
                                                GOVERNMENT  EQUITY      EQUITY       EQUITY
                                                PORTFOLIO  PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                ---------- --------- ------------- -----------
Investment Advisory Fees.......................   0.45%      0.65%       0.70%        1.00%
Administrative Fees............................   0.46%      0.21%       0.18%        0.13%
12b-1 Fees.....................................   NONE       NONE        NONE         NONE
Distribution Costs.............................   NONE       NONE        NONE         NONE
Other Expenses.................................   0.35%      0.18%       0.15%        0.21%
                                                 -------    -------      -----        -----
Total Operating Expenses+......................   1.26%      1.04%       1.03%        1.34%
                                                 =======    =======      =====        =====

-----------

 + The annualized Total Operating Expenses includes the effect of expense off-sets. If expense offsets were excluded, annualized Total Operating Expenses of the Portfolios would not differ.

  The above table shows the various fees and expenses an investor in the Port-folios would bear directly or indirectly. The fees and expenses are based on the U.S. Government, Domestic Equity and International Equity Portfolios' operations during the fiscal year ended October 31, 1996, except that Administrative Fees have been restated to reflect the current fees. (See "ADMINISTRATIVE SERVICES" herein and in the SAI.) Total Operating Expenses for the U.S. Government and Domestic Equity Portfolios have also been restated to reflect the expiration of expense caps on February 29, 1996. The fees and expenses for the Small Cap Equity Portfolio are based on estimated amounts for its first year of operations assuming average daily net assets of $35 million. As of the date of this Prospectus, the Portfolio had not commenced operations.

  The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume as the Adviser's own expense operating expenses otherwise payable by the Small Cap Equity Portfolio, if necessary, in order to reduce the Portfolio's expense ratio. As of the date of this Prospectus, the Adviser has agreed to keep the annual total operating expenses of the Small Cap Equity Portfolio from exceeding 1.75% of average daily net assets. The Fund will not reimburse the Adviser for any advisory fees waived or expenses that the Adviser may bear on behalf of the Portfolio.

  The following example illustrates the expenses which a shareholder would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Portfolios charge no redemption fees of any kind.

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
   U.S. Government Portfolio.................    $13     $40     $70     $153
   Domestic Equity Portfolio.................    $11     $33     $58     $128
   International Equity Portfolio............    $11     $33     $57     $126
   Small Cap Equity Portfolio................    $18     $55     $*      $*

* As the Small Cap Equity Portfolio is not yet operational, the Fund has not projected expenses beyond the three year period shown.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              PROSPECTUS SUMMARY

INVESTMENT ADVISER

  C.S. McKee & Co., Inc. (the "Adviser"), an investment counseling firm estab-lished in 1931, serves as investment adviser to the Portfolios. The Adviser presently manages over $3.2 billion in assets for institutional clients. (See "INVESTMENT ADVISER.")

PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc. (the "Distributor") to investors at net asset value without a sales commis-sion. Share purchases may be made by sending investments directly to the Fund. The minimum initial investment for the U.S. Government and Domestic Equity Portfolios is $100,000; the minimum for subsequent investments is $1,000. The minimum initial investment for the International Equity and Small Cap Equity Portfolios is $2,500; the minimum for subsequent investments is $100. The minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions to the initial and minimum investment amounts may be made by officers of the Fund. (See "PURCHASE OF SHARES.")

DIVIDENDS AND DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income in quarterly dividends. Each Portfolio will distribute any real-ized net capital gains annually. Distributions will be reinvested in Portfolio shares automatically unless an investor elects to receive cash distributions. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES.")

REDEMPTIONS AND EXCHANGES

  Shares of each Portfolio may be redeemed at any time, without cost, at the net asset value of the Portfolio next determined after receipt of the redemp-tion request. The redemption price may be more or less than the purchase price. (See "REDEMPTION OF SHARES.")

ADMINISTRATIVE SERVICES

  UAM Fund Services Inc. ("UAMFSI"), a wholly-owned subsidiary of United Asset Management Corporation, is responsible for performing and overseeing adminis-tration, fund accounting, dividend disbursing and transfer agency services provided to the Fund and its Portfolios by third-party service providers. (See "ADMINISTRATIVE SERVICES.")

                                 RISK FACTORS

  The value of the Portfolios' shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial condi-tions and prospects of the issuers in which the Portfolios invest. Prospective investors should consider the following: (1) The Domestic Equity Portfolio, International Equity Portfolio and Small Cap Equity Portfolio may each invest in securities of foreign issuers, which may involve greater risks than investments in domestic securities, such as foreign currency risks. In addition, since the International Equity Portfolio may invest in the securities of foreign issuers of developing countries, the Portfolio may be subject to additional risks. (See "INVESTMENT POLICIES."); (2) Common Stocks of companies which have small market capitalization may exhibit greater market volatility than common stocks of companies which have larger capitalization; (3) Fixed income securities in which the Portfolios may invest will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolios. The value of fixed income securities held by a Portfolio can be expected to vary inversely with changes in interest rates; as interest rates decline, the market value of fixed income securities tends to increase and vice versa; (4) The U.S. Government, Domestic Equity and International Equity Portfolios are classified as non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). These Portfolios may invest a greater proportion of their total assets in the securities of a smaller number of issuers and, as a result, will be subject to a greater risk with respect to their securities; (5) Each Portfolio may use investment practices such as repurchase agreements, when-issued, forward delivery and delayed settlement securities and lending of securities. (See "OTHER INVESTMENT POLICIES.")

                             FINANCIAL HIGHLIGHTS

  The following tables provide selected per share information for a share out-standing throughout each of the respective periods presented for the International Equity, Domestic Equity and U.S. Government Portfolios' Institutional Class Shares. These tables are part of the Portfolios' Financial Statements, which are included in the Portfolios' 1996 Annual Report to Shareholders. The Annual Report is incorporated into the Portfolios' SAI. The Portfolios' Financial Statements have been audited by Price Waterhouse LLP. Their unqualified opinion on the Financial Statements is also incorporated into the SAI. Please read the following information in conjunction with the Portfolios' 1996 Annual Report to Shareholders. The Small Cap Equity Portfolio had not commenced operations as of the date of this Prospectus.

                        INTERNATIONAL EQUITY PORTFOLIO

                                                              YEAR ENDED
                                                        -----------------------
                                         MAY 26, 1994**
                                         TO OCTOBER 31, OCTOBER 31, OCTOBER 31,
                                              1994         1995        1996
                                         -------------- ----------- -----------
Net Asset Value, Beginning of Period...     $ 10.00       $ 10.40     $ 10.03
Income From Investment Operations
Net Investment Income..................        0.04          0.11        0.09
Net Realized and Unrealized Gain
  (Loss)...............................        0.39         (0.39)+      0.73
                                            -------       -------     -------
Total From Investment Operations.......        0.43         (0.28)       0.82
                                            -------       -------     -------
Distributions:
Net Investment Income..................       (0.03)        (0.09)      (0.09)
Net Realized Gain......................         --            --        (0.21)
                                            -------       -------     -------
Total Distributions....................       (0.03)        (0.09)      (0.30)
                                            -------       -------     -------
Net Asset Value, End of Period.........     $ 10.40       $ 10.03     $ 10.55
                                            =======       =======     =======
Total Return...........................        4.31%        (2.69)%      8.29%
                                            =======       =======     =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)..     $37,257       $74,893     $91,224
Ratio of Expenses to Average Net
  Assets...............................        1.12%*        0.97%#      1.01%
Ratio of Net Investment Income to
  Average Net Assets...................        0.97%*        1.16%       0.92%
Portfolio Turnover Rate................          11%            7%          9%
Average Commission Rate Paid#..........         N/A           N/A     $0.0560
Ratio of Expenses to Average Net Assets
  Including Expense Offsets............         N/A          0.96%       1.01%

-----------
 *  Annualized
**  Commencement of Operations
 + The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           DOMESTIC EQUITY PORTFOLIO

                                                   MARCH 2, 1995** YEAR ENDED
                                                   TO OCTOBER 31,  OCTOBER 31,
                                                        1995          1996
                                                   --------------- -----------
Net Asset Value, Beginning of Period..............     $10.00        $ 11.44
Income From Investment Operations
Net Investment Income.............................       0.08           0.10
Net Realized and Unrealized Gain..................       1.43           2.08
                                                       ------        -------
Total From Investment Operations..................       1.51           2.18
                                                       ------        -------
Distributions:
Net Investment Income.............................      (0.07)         (0.09)
Net Realized Gain.................................        --           (0.15)
                                                       ------        -------
Total Distributions...............................      (0.07)         (0.24)
                                                       ------        -------
Net Asset Value, End of Period....................     $11.44        $ 13.38
                                                       ======        =======
Total Return+.....................................      15.13%         19.31%
                                                       ======        =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............     $6,427        $62,170
Ratio of Expenses to Average Net Assets+..........       1.08%*         0.99%
Ratio of Net Investment Income to Average Net As-
  sets+...........................................       1.12%*         0.93%
Portfolio Turnover Rate...........................         27%            42%
Average Commission Rate Paid#.....................        N/A        $0.0482
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................      $0.11          $0.00
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................       1.00%          0.99%

-----------
 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

                           U.S. GOVERNMENT PORTFOLIO

                                                   MARCH 2, 1995** YEAR ENDED
                                                   TO OCTOBER 31,  OCTOBER 31,
                                                        1995          1996
                                                   --------------- -----------
Net Asset Value, Beginning of Period..............     $10.00         $10.76
Income From Investment Operations
Net Investment Income.............................       0.28           0.46
Net Realized and Unrealized Gain (Loss)...........       0.71          (0.07)++
                                                       ------        -------
Total From Investment Operations..................       0.99           0.39
                                                       ------        -------
Distributions:
Net Investment Income.............................      (0.23)         (0.44)
Net Realized Gain.................................       0.00          (0.13)
                                                       ------        -------
Total Distributions...............................      (0.23)         (0.57)
                                                       ------        -------
Net Asset Value, End of Period....................     $10.76         $10.58
                                                       ======        =======
Total Return+.....................................       9.96%          3.77%
                                                       ======        =======
Ratios and Supplemental Data
Net Assets, End of Period (Thousands).............     $6,069        $23,118
Ratio of Expenses to Average Net Assets...........       0.89%*         1.13%
Ratio of Net Investment Income to Average Net
  Assets..........................................       5.39%*         5.39%
Portfolio Turnover Rate...........................        104%            83%
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................      $0.10          $0.01
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................       0.85%*         1.13%

-----------
 *  Annualized
**  Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
++ The amount shown for the year ended October 31, 1996 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.

                             INVESTMENT OBJECTIVES

  The objective of the U.S. GOVERNMENT PORTFOLIO is to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  The objective of the DOMESTIC EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  The objective of the INTERNATIONAL EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of non-U.S. issuers.

  The objective of the SMALL CAP EQUITY PORTFOLIO is to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of small companies.

  There can be no assurance that any of the Portfolios will achieve its stated objective.

                              INVESTMENT POLICIES

  U.S. GOVERNMENT PORTFOLIO. The U.S. Government Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in securities issued by the U.S. Treasury and Government agencies and instrumentalities. Because the Adviser will actively manage the Portfolio, investments in U.S. Government and agency securities will reflect the Advis-er's outlook for the direction of interest rates. Based on this outlook, the average weighted maturity of the Portfolio is expected to fluctuate between 5 years and 15 years.

  U.S. Government Securities in which the Portfolio will invest are U.S. Trea-sury securities consisting of Treasury Bills, Treasury Notes and Treasury Bonds. Some other government securities in which the Portfolio may invest are securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Ex-port-Import Bank, the Farmers Home Administration, the General Services Admin-istration, the Maritime Administration and the Small Business Administration.

  The balance of the Portfolio's assets may be invested in repurchase agree-ments collateralized by such securities mentioned above, investment grade cor-porate asset-backed securities and agency mortgage-backed securities. The Portfolio will invest in corporate bonds rated no lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") at the time of their purchase. Securities rated Baa by Moody's or BBB by S&P may possess speculative characteristics and may be more sensitive to changes in the economy and the financial condition of issuers than higher rated bonds. It is the

Adviser's intention that the Portfolio's investments will be limited to in-vestment grade securities. However, the Adviser reserves the right to retain securities which are downgraded by one or both of the rating agencies if, in the Adviser's judgment, the retention of the securities is warranted. The SAI for the Portfolios contains a description of corporate bond ratings. The Port-folio will invest in asset-backed securities rated no lower than the top two rating categories by Moody's and S&P at the time of their purchase. The Port-folio may also invest up to 25% of its assets in short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

  DOMESTIC EQUITY PORTFOLIO. The Domestic Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of U.S. companies with medium to large mar-ket capitalizations. These issuers will be listed on a national exchange or traded over the counter. The stock selection process begins with an initial screening of over 1,600 stocks by price/earnings ratios, earnings momentum and earnings surprise to identify potentially undervalued securities. Through the use of fundamental security analysis, company management interviews and as-sessment of opinions of street analysts and consultants, a portfolio of stocks is selected that demonstrates the best combination of value and earnings mo-mentum. Broad diversification is achieved by maintaining exposure to most ma-jor economic sectors and industries. The Adviser plans to maintain a fully in-vested posture, holding limited cash reserves only when the market appears vulnerable to decline.

  The Portfolio intends to invest primarily in U.S.-based companies. In addi-tion, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs). Investments in ADRs, which are domes-tic securities representing ownership rights in foreign companies, generally will not exceed 10% of the Portfolio's assets. ADRs may be sponsored or unsponsored. Sponsored ADRs are established jointly by a depositary and the underlying issuer, whereas unsponsored ADRs may be established without partic-ipation by the underlying issuer. Holders of an unsponsored ADR generally bear all the costs associated with establishing the unsponsored ADR. The depositary of an unsponsored ADR is under no obligation to distribute shareholder commu-nications received from the underlying issuer or to pass through to the hold-ers of the unsponsored ADR voting rights with respect to the deposited securi-ties or pool of securities.

  The Portfolio may also purchase U.S. Treasury and Government agency securi-ties, short-term securities and cash equivalents. (See "SHORT-TERM INVEST-MENTS.")

  INTERNATIONAL EQUITY PORTFOLIO. The International Equity Portfolio intends to achieve its objective by investing at least 65% of its total assets in the equity securities of at least three countries other than the U.S. The invest-ment process employed by the Adviser begins with an initial screening of over 4,000 stocks which are generally traded on a national exchange and selected from the investable non-U.S. markets. These securities are ranked by their price/earnings ratios, price/cash flow ratios, price/book value ratios and earnings momentum. Stock selection is then based on identifying the most fundamentally attractive securities as defined by the screening process.

  The Portfolio will attempt to minimize risk through systematic country and economic sector diversification. The Portfolio will be managed in a manner which will maintain deliberate allocations to most major markets and industries within the Morgan Stanley Capital International EAFE Index (the "Index"). However, stocks may be purchased which are not included in countries and industries comprising the Index. Based on this strategy the Portfolio will generally hold more than 50 stocks selected from at least 15 countries.

  Investments in securities of foreign issuers involve somewhat different in-vestment risks from those affecting securities of domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those of domestic compa-nies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Many foreign securities markets have substantially less volume than United States securities exchanges, and securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Bro-kerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid by domestic companies. Additional risks include future po-litical and economic developments, the possibility that a foreign jurisdiction might impose or change withholding taxes on income payable with respect to foreign securities, the possible adoption of foreign governmental restrictions such as exchange controls, and in the event of a default on a foreign debt ob-ligation, it may be more difficult for the Portfolio to obtain or enforce a judgement against the issuers of the obligation.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerg-ing countries. Foreign ownership limitations also may be imposed by the char-ters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  The Portfolio may invest a portion of its assets in securities of issuers in developing countries. Investing in the foreign securities of developing coun-tries presents additional considerations. The economies of individual developing countries may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, cur-rency depreciation, capital reinvestment, resource self-sufficiency and bal-ance of payments position. Further, the economies of developing countries gen-erally are heavily dependent upon international trade and accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies also have been, and may continue to be, adversely af-fected by economic conditions in the countries with which they trade.

  With respect to any developing country, there is a possibility of national-ization, or confiscatory taxation, repatriation of investment income, capital and the proceeds of sales by foreign investors, political changes, governmen-tal regulation, social instability or diplomatic developments (including war) which could adversely affect the economies of such countries or the value of the Portfolio's investment in those countries. In addition, it may be diffi-cult to obtain and enforce a judgment in a court outside the United States.

  The Portfolio may also invest in American Depositary Receipts, which are discussed above, and may purchase short-term collective investment funds and money market funds. The Portfolio's investment policy provides for it to be fully invested in common stocks and stock equivalents. However, the Portfolio may hold a portion of its assets in cash to meet day-to-day operating needs and for other appropriate purposes. The Portfolio may also invest a portion of its assets in short-term securities and cash equivalents. (See "SHORT-TERM IN-VESTMENTS.")

  The Portfolio may also enter into forward foreign currency exchange con-tracts. Forward foreign currency exchange contracts provide for the purchase or sale of an amount of a specified foreign currency at a future date. The general purpose of these contracts is both to put currencies in place to set-tle trades and to generally protect the United States dollar value of securi-ties held by the Portfolio against exchange rate fluctuation. While such for-ward contracts may limit losses to the Portfolio as a result of exchange rate fluctuation, they will also limit any gains that may otherwise have been real-ized. The Portfolio will enter into such contracts only to protect against the effects of fluctuating rates of currency exchange and exchange control regula-tions. (See "Investment Objectives And Policies--Forward Foreign Currency Ex-change Contracts" in the SAI.)

  SMALL CAP EQUITY PORTFOLIO. The Small Cap Equity Portfolio intends to achieve its objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with market capitalizations of less than $1 billion at the time of initial purchase. The equity securities in which the Portfolio will invest will consist of common stock, preferred stock, convertible preferred stock, convertible bonds, rights and warrants. However, under normal circumstances, at least 75% of the Portfolio will be invested in common stock.

  The stock selection process begins with an initial screening of 800 stocks to identify companies with the best combination of 1) low price-earnings ratios, 2) strong current earnings momentum, 3) positive earnings surprises and 4) superior future earnings growth. Stocks in the top 25% of each economic sector, as determined by the above screens, will form the Adviser's focus list of 200 companies. Using fundamental analysis, the Adviser will choose stocks that will comprise the Portfolio from that list. Broad allocation is achieved by maintaining exposure to most major economic sectors and industries. The Adviser will use adjusted Russell 2000 economic sector weights as guidelines around which exposure can vary by plus or minus 50%. A strict selling discipline will be applied when stocks, under normal circumstances, decline significantly in ranking within 50% of their sector universes. Stocks will also be sold when they reach the price objectives set for them by the Adviser.

  The Portfolio intends to invest primarily in U.S.-based companies. In addition, the Portfolio may purchase shares of foreign-based companies in the form of American Depositary Receipts (ADRs) which are discussed above. (See "DOMESTIC EQUITY PORTFOLIO.") Investments in ADRs usually will not exceed 10% of the Portfolio's assets.

  The Portfolio may also purchase U.S. Treasury and Government agency securities, short-term securities and cash equivalents. (See "SHORT-TERM INVESTMENTS.")

                           OTHER INVESTMENT POLICIES

SHORT-TERM INVESTMENTS

  In order to earn a return on uninvested assets, meet anticipated redemp-tions, or for temporary defensive purposes, each Portfolio may invest a portion of its assets in domestic and foreign money market instruments including cer-tificates of deposit, bankers' acceptances, time deposits, U.S. Government ob-ligations, U.S. Government agency securities, short-term corporate debt secu-rities, and commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc. or if unrated, deter-mined by the Adviser to be of comparable quality.

  Time deposits maturing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calendar days will not exceed 15% of the total assets of a Portfolio. Each Portfolio will not invest in any security issued by a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Fed-eral Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an invest-ment quality comparable with other debt securities which may be purchased by each Portfolio.

  The Fund has received permission from the Securities and Exchange Commission (the "SEC") to deposit the daily uninvested cash balances of the Fund's Port-folios, as well as cash for investment purposes, into one or more joint ac-counts and to invest the daily balance of the joint accounts in the following short-term investments: fully collateralized repurchase agreements, interest-bearing or discounted commercial paper including dollar-denominated commercial paper of foreign issuers, and any other short-term money market instruments including variable rate demand notes and tax-exempt money instruments. By en-tering into these investments on a joint basis, it is expected that a Portfo-lio may earn a higher rate of return on investments relative to what it could earn individually.

  The Fund has received permission from the SEC for each of its Portfolios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio. (See "INVESTMENT COMPANIES.")

REPURCHASE AGREEMENTS

  Each Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit, and certain bankers' accept-ances and other securities outlined above under "SHORT-TERM INVESTMENTS." In a repurchase agreement, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller is also required to maintain the value of securities subject to the agreement at not less than 100% of the repurchase price. The value of the securities purchased will be evaluated daily, and the Adviser will, if necessary, require the seller to maintain additional securities to ensure that the value is in compliance with the previous sentence. The use of repurchase agreements involves certain risks. For example, a default by the seller of the agreement may cause a Port-folio to experience a loss or delay in the liquidation of the collateral se-curing the repurchase agreement. The Portfolio might also incur disposition costs in liquidating the collateral. While the Fund's management acknowledges these risks, it is expected that they can be controlled through stringent se-curity selection criteria and careful monitoring procedures. The Fund has re-ceived permission from the SEC to pool daily uninvested cash balances of the Fund's Portfolios in order to invest in repurchase agreements on a joint ba-sis. By entering into joint repurchase agreements, a Portfolio may incur lower transaction costs and earn higher rates of interest on joint repurchase agree-ments. Each Portfolio's contribution would determine its return from a joint repurchase agreement. (See "SHORT TERM INVESTMENTS.")

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified institutional investors as a means of earning income. A Portfolio will not loan securities to the extent that greater than one-third of its assets at fair market value would be committed to loans. During the term of a loan, the Portfolio is sub-ject to a gain or loss depending on any increase or decrease in the market price of the securities loaned. Lending of securities is subject to review by the Fund's Board of Directors. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions about securities lending.

  An investment company may pay reasonable negotiated fees in connection with loaned securities so long as such fees are set forth in a written contract and approved by its Board of Directors. The Portfolios will continue to retain any voting rights with respect to loaned securities. If a material event occurs affecting an investment on a loan, the loan must be called and the securities voted.

WHEN-ISSUED, DELAYED SETTLEMENT AND FORWARD DELIVERY SECURITIES

  Each Portfolio may purchase and sell securities on a "when-issued," "delayed settlement," or "forward delivery" basis. Such transactions will be limited to 20% of the Portfolios' assets. "When-issued" or "forward delivery" refers to securities whose terms and indenture are available and for which a market ex-ists, but which are not available for immediate delivery. When-issued and for-ward de-livery transactions may be expected to occur a month or more before delivery is due. Delayed settlement is a term used to describe settlement of securities transactions in the secondary market, which will occur sometime in the future. No payment or delivery is made by the Portfolio until it receives payment or delivery from the other party to any of the above transactions. It is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. Each Portfolio will maintain cash or liquid securities at least equal to the value of purchase commitments until payment is made. Such segregated securities will either mature or, if necessary, be sold on or before the settlement date. A Portfolio receives no income from "when-issued," "delayed settlement," or "forward-delivery" securities prior to delivery of such securities although it may earn income on securities it has deposited in a segregated account.

  Each Portfolio engages in these types of purchases in order to buy securities that fit with its investment objectives at attractive prices--not to increase its investment leverage.

PORTFOLIO TURNOVER

  Portfolio turnover for the U.S. Government Portfolio, the Domestic Equity Portfolio, International Equity Portfolio and the Small Cap Equity Portfolio is not anticipated to exceed 95%, 75%, 50%, and 75% respectively. In addition to Portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. (See "DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES" for more information on taxation). The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in "Financial Highlights" present the U.S. Government, Domestic Equity and International Equity Portfolios' historical portfolio turnover rates.

INVESTMENT COMPANIES

  Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of the investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. The Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Portfolio.

  The Fund has received permission from the SEC to allow each of its Portfo-lios to invest, for cash management purposes, the greater of 5% of its total assets or $2.5 million in the Fund's DSI Money Market Portfolio provided that the investment is consistent with the Portfolio's investment policies and re-strictions. Based upon the investing Portfolio's assets invested in the DSI Money Market Portfolio, the invest-ing Portfolio's adviser will waive its investment advisory fee and any other fees earned as a result of the Portfolio's investment in the DSI Money Market Portfolio. The investing Portfolio will bear expenses of the DSI Money Market Portfolio on the same basis as all of its other shareholders.

  Except as specified above and as described under "INVESTMENT LIMITATIONS," the foregoing investment policies are not fundamental and the Fund's Directors may change such policies without an affirmative vote of a majority of the out-standing voting securities of a Portfolio, as defined in the 1940 Act.

RESTRICTED SECURITIES

  Each Portfolio may purchase restricted securities that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Fund's Board of Directors, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of a Portfolio's investment limitations. A Portfolio will invest no more than 15% of its net assets in illiquid securities. The prices realized from the sales of these securities could be less than those originally paid by the Portfolio or less than what would be considered fair value of such securities.

FUTURES CONTRACTS AND OPTIONS

  In order to remain fully invested, and to reduce transaction costs, each Portfolio may invest in futures and options and interest rate futures con-tracts. Because transaction costs associated with futures and options may be lower than the costs of investing in the securities directly, it is expected that use of index futures and options to facilitate cash flows may reduce the Portfolio's overall transaction costs. Each Portfolio may enter into futures contracts provided that not more than 5% of its total assets are at the time of acquisition required as margin deposit to secure obligations under such contracts. A Portfolio will engage in futures and options transactions for hedging purposes only.

  Futures and options can be volatile and involve various degrees and types of risk. If a Portfolio judges market conditions incorrectly or employs a strat-egy that does not correlate well with its investments, use of futures and op-tions contracts could result in a loss. A Portfolio could also suffer losses if it is unable to liquidate its position due to an illiquid secondary market. In the opinion of the Directors of the Fund, the risk that a Portfolio will be unable to close out a futures position or options contract will be minimized only by entering into futures contracts or options transactions traded on na-tional exchanges and for which there appears to be a liquid secondary market.

                            INVESTMENT LIMITATIONS

  Each Portfolio has adopted the following limitations which are designed to reduce their exposure to risk in specific situations. The U.S. Government, Domestic Equity and International Equity Portfolios will not:

  (a) with respect to 50% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and in-terest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 50% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  The Small Cap Equity Portfolio will not:

  (a) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof);

  (b) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

  In addition, each Portfolio will not:

  (c) invest more than 5% of its assets at the time of purchase in the secu-rities of companies that have (with predecessors) a continuous operat-ing history of less than 3 years;

  (d) invest more than 25% of its assets in companies within a single indus-try; however, there are no limitations on investments made in instru-ments issued or guaranteed by the U.S. Government and its agencies when the Portfolio adopts a temporary defensive position;

  (e) make loans except by purchasing debt securities in accordance with its investment objective and policies or entering into repurchase agree-ments or by lending its portfolio securities to banks, brokers, deal-ers and other financial institutions so long as the loans are made in compliance with the 1940 Act, as amended, or the Rules and Regulations or interpretations of the SEC;

  (f) (i) borrow, except from banks and as a temporary measure for extraor-dinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and (ii) the Portfolio may not purchase additional securities when borrowings exceed 5% of total assets; or

  (g) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value.

  The Portfolios' investment objectives and investment limitations (a), (b),
(d), (e) and (f)(i) are fundamental and may be changed only with the approval of the holders of a majority of the outstanding shares of each Portfolio. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in per-centage resulting from changes in the value or total cost of a Portfolio's as-sets will not be considered a violation of the restriction.

                              PURCHASE OF SHARES

  Shares of each Portfolio are offered through UAM Fund Distributors, Inc.
(the "Distributor"), without a sales commission, at the net asset value per share next determined after an order is received by the Fund and payment is received by the Custodian. (See "VALUATION OF SHARES.") The required minimum initial investment for the International Equity and Small Cap Equity Portfolios is $2,500. The required minimum initial investment for the U.S. Government and Domestic Equity Portfolios is $100,000. For all the Portfolios, the minimum initial investment for IRA accounts is $500. The minimum initial investment for spousal IRA accounts is $250. Certain exceptions may be determined by the officers of the Fund.

  Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which have established a shareholder servicing relationship with the Fund on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of Portfolio shares and may charge transaction or other account fees on purchases and redemptions. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information re-garding any additional or different purchase and redemption conditions. Share-holders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Fund from the Fund assets attributable to the Service Agent, and which would not be im-posed if shares of the Portfolio were purchased directly from the Fund or the Distributor. Service Agents may provide shareholder services to their custom-ers that are not available to a shareholder dealing directly with the Fund. A salesperson and any other person entitled to receive compensation for selling or servicing Portfolio shares may receive different compensation with respect to one particular class of shares over another in the Fund.

  Service Agents may enter confirmed purchase orders on behalf of their cus-tomers. If shares of a Portfolio are purchased in this manner, the Service Agent must receive your investment order before the close of trading on the New York Stock Exchange ("NYSE"), and transmit it to the Fund's Sub-Transfer Agent, Chase Global Funds Services Company, prior to the close of its business day to receive that day's share price. Proper payment for the order must be received by the Sub-Transfer Agent no later than the time when the Portfolio is priced on the following business day. Service Agents are responsible to their customers and the Fund for timely transmission of all subscription and redemption requests, investment information, documentation and money.

INITIAL INVESTMENTS

BY MAIL

  Complete and sign an Application, and mail it, together with a check payable to UAM Funds to:

                                UAM Funds, Inc.
                           UAM Funds Service Center
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Payment for the purchase of shares received by mail will be credited to your account at the net asset value per share of the Portfolio next determined af-ter receipt. Payment does not need to be converted into Federal Funds (monies credited to the Fund's Custodian Bank by a Federal Reserve Bank) before the Fund will accept it for investment.

BY WIRE

    . Telephone the UAM Funds Service Center and provide the account name, address, telephone number, social security or taxpayer iden-tification number, Portfolio selected, amount being wired and the name of the bank wiring the funds. An account number will then be provided to you. Next,

    . Instruct your bank to wire the specified amount to the Fund's Cus-todian:

                           The Chase Manhattan Bank
                                ABA #021000021
                                   UAM Funds
                             DDA Acct. #9102772952
                          Ref: Portfolio Name
                          Your Account Number
                           Your Account Name
                          Wire Control Number


    . Forward a completed Application to the Fund. Federal Funds pur-chases will be accepted only on a day on which both the NYSE and the Custodian Bank are open for business.

ADDITIONAL INVESTMENTS

  Additional investments can be made at any time. The minimum additional in-vestment is $1,000 for the U.S. Government and Domestic Equity Portfolios and $100 for the International Equity and Small Cap Equity Portfolios. Shares may be purchased at net asset value by mailing a check to the UAM Funds Service Center (payable to "UAM Funds) at the above address or by wiring monies to the Custodian Bank using the instructions outlined above. When making additional investments, be sure that the account number, account name, and the Portfolio to be purchased are specified on the check or wire. Prior to wiring additional investments, notify the UAM Funds Service Center at the telephone number on the cover of this Prospectus. Mail orders should include, when possible, the "Invest by Mail" stub which accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  Investments received by 4 p.m. Eastern Time (ET) (the close of the NYSE) will be invested at the share price calculated after the NYSE closes on that day. Investments received after the close of the NYSE will be executed at the price computed on the next day the NYSE is open. The Fund reserves the right, in its sole discretion, to suspend the offering of shares of each Portfolio or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Purchases of a Portfolio's shares will be made in full and fractional shares of the Portfolio calculated to three decimal places. Certificates for fractional shares will not be is-sued. Certificates for whole shares will not be issued except at the written request of the shareholder.

IN-KIND PURCHASES

  If accepted by the Fund, shares of each Portfolio may be purchased in ex-change for securities which are eligible for acquisition by the Portfolio, as described in this Prospectus. Securities to be exchanged which are accepted by the Fund will be valued as detailed under "VALUATION OF SHARES" at the time of the next determination of net asset value after such acceptance. Shares issued in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertain-ing to such securities shall become the property of the Portfolio and must be delivered to the Fund by the investor upon receipt from the issuer. Securities acquired through an in-kind purchase will be acquired for investment and not for immediate resale.

  The Fund will not accept securities in exchange for shares of a Portfolio unless:

    . at the time of the exchange, such securities are eligible for in-vestment by the Portfolio (current market quotations must be read-ily available for such securities);

    . the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Portfolio under the Securities Act of 1933, or otherwise and

    . the value of any such securities (except U.S. Government securi-ties) being exchanged together with other securities of the same issuer owned by the Portfolio will not exceed 5% of the net assets of the Portfolio immediately after the transaction.

  Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purposes upon the exchange depending upon the cost of the securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

                             REDEMPTION OF SHARES

  Shares of any Portfolio may be redeemed by mail or telephone at any time, without cost, at the net asset value next determined after receipt of the re-demption request. No charge is made for redemptions. Any redemption may be more or less than the purchase price of shares depending on the market value of the investment securities held by the Portfolio.

BY MAIL

  Address requests for redemption to the UAM Funds Service Center. Requests to redeem shares must include:

    . share certificates, if issued;

    . a letter of instruction or an assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are regis-tered;

    . any required signature guarantees (see "SIGNATURE GUARANTEES"); and

    . any other necessary legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pen-sion and profit sharing plans and other organizations.

BY TELEPHONE

  A redemption request by telephone requires the following:

    . establish the telephone redemption privilege (and if desired, the wire redemption privilege) by completing appropriate sections of the Application; and

    . call the Fund and instruct that the redemption proceeds be mailed to you or wired to your bank.

  The following tasks cannot be accomplished by telephone:

    . changing the name of the commercial bank or the account designated to receive redemption proceeds (this can be accomplished only by a written request signed by each shareholder, with each signature guaranteed);

    . redemption of certificated shares by telephone.

  The Fund and its Sub-Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include re-quiring the investor to provide certain personal identification at the time an account is opened as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written in-structions of such transaction requests. The Fund or Sub-Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instruction if the Fund or Sub-Transfer Agent does not employ the procedures described above. Neither the Fund nor the Sub-Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by tele-phone that it reasonably believes to be genuine.

SIGNATURE GUARANTEES

  Signature guarantees are required for the following redemptions:

    . redemptions where the proceeds are to be sent to someone other than the registered shareowner(s);

    . redemptions where the proceeds are to be sent to someplace other than the registered address; or

    . share transfer requests.

  Signature guarantees will be accepted from any eligible guarantor institu-tion which participates in a signature guarantee program. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securi-ties exchanges, registered securities associations, clearing agencies and sav-ings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. A complete definition of eligible guarantor institutions is available from UAMFSI.

  The signature guarantee must appear either:

    . on the written request for redemption;

    . on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or

    . on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

OTHER REDEMPTION INFORMATION

  Normally, the Fund will make payment for all shares redeemed under proper procedures within one business day of and no more than seven days after re-ceipt of the request, or earlier if required under applicable law. The Fund may suspend the right of redemption or postpone the date at times when both the NYSE and Custodian Bank are closed, or under any emergency circumstances as determined by the SEC.

  If the Fund's Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may in-cur brokerage charges on the sale of portfolio securities received in payment of redemptions.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  Institutional Class Shares of each Portfolio may be exchanged for any other Institutional Class Shares of any other UAM Funds Portfolio. (See the list of Portfolios of the UAM Funds at the end of this Prospectus.) Exchange requests should be made by contacting the UAM Funds Service Center.

  Any such exchange will be based on the net asset value of the shares in-volved. There is no sales commission or charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read its Pro-spectus and consider the investment objectives of the Portfolio to be pur-chased. Call the UAM Funds Service Center for a copy of the Prospectus for the Portfolio(s) in which you are interested. Exchanges can only be made with Portfolios that are qualified for sale in a shareholder's state of residence.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed have not been issued and if the registration of the two accounts will be identical. Requests for exchange received prior to 4 p.m. ET will be proc-essed as of the close of business on the same day. The Board of Directors may limit the frequency and amount of exchanges permitted. For additional information regarding responsi-bility for the authenticity of telephoned instructions, see "REDEMPTION OF SHARES--BY TELEPHONE" above. An exchange into another UAM Funds Portfolio may result in a capital gain or loss for income tax purposes. The Fund may modify or terminate the exchange privilege at any time.

                              VALUATION OF SHARES

  The net asset value of each Portfolio is determined by dividing the value of the Portfolio's assets, less any liabilities, by the number of shares out-standing. The net asset value per share of each Portfolio is determined as of the close of the NYSE on each day that the NYSE is open for business.

  Equity securities listed on a U.S. securities exchange for which market quo-tations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity se-curities and listed securities not traded on the valuation date for which mar-ket quotations are readily available are valued not exceeding the current asked prices nor less than the current bid prices. Quotations of foreign secu-rities in a foreign currency are converted to U.S. dollar equivalents. The converted value is based upon the bid price of the foreign currency against U.S. dollars quoted by any major bank or by a broker.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are be-lieved to reflect the fair market value of such securities. Securities pur-chased with remaining maturities of 60 days or less are valued at amortized cost using methods approved by the Fund's Board of Directors.

  The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Fund's Board of Directors.

                           PERFORMANCE CALCULATIONS

  The Portfolios measure performance by calculating yield and total return. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

  Yield refers to the income generated by an investment in the Portfolio over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all funds. As this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

  Total return is the change in value of an investment in the Portfolios over a given period, assuming reinvestment of any dividends and capital gains. A cumulative or aggregate total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of re-turn that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period.

  The Portfolios' performance may be compared to data prepared by independent services which monitor the performance of investment companies, data reported in financial and industry publications, and various indices as further de-scribed in the Portfolios' SAI. This information may also be included in sales literature and advertising.

  The Portfolios' Annual Report to shareholders for the most recent fiscal year end contains additional performance information that includes comparisons with appropriate indices. For a free copy of the Annual Report, contact the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

               DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Each Portfolio will normally distribute substantially all of its net invest-ment income (for tax purposes) to shareholders in quarterly dividends. If any net capital gains are realized, the Portfolios will normally distribute them annually.

  All dividends and capital gains distributions will be automatically rein-vested in additional shares unless the Fund is notified in writing that the shareholder elects to receive distributions in cash.

FEDERAL TAXES

  Each Portfolio intends to qualify each year as a "regulated investment com-pany" under subchapter M of the Internal Revenue Code of 1986, as amended, for federal income tax purposes and to meet all other requirements that are neces-sary for it (but not its shareholders) to be exempt from federal taxes on in-come and gains paid to shareholders in the form of dividends. To do this, each Portfolio must, among other things, distribute substantially all of its ordi-nary income and net capital gains on a current basis and maintain a portfolio of investments which satisfies certain diversification criteria.

  Dividends paid by a Portfolio from net investment income, whether in cash or reinvested in shares, are taxable to shareholders as ordinary income. Short-term capital gains will be taxed as ordinary income. Long-term capital gains distributions are taxed as long-term capital gains. Shareholders will be noti-fied annually of dividend income earned for tax purposes.

  Dividends declared in October, November and December to shareholders of rec-ord in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of such calendar year, provided that the dividends are paid before February 1 of the following year.

  The Fund is required by Federal law to withhold 31% of reportable payments paid to shareholders who have not complied with IRS taxpayer identification regulations. To avoid this withholding requirement, you must certify that your Social Security or Taxpayer Identification Number provided is correct and that either you are not currently subject to backup withholding or you are exempt from backup withholding. This certification must be made on the Application or on a separate form supplied by the Fund.

  Dividends and interest received by each Portfolio may give rise to withhold-ing and other taxes imposed by foreign countries. These taxes reduce each Portfolio's dividends but are included in the taxable income reported on your tax statement if each Portfolio qualifies for this tax treatment and elects to pass it through to you. Consult a tax adviser for more information regarding deductions and credits for foreign taxes.

                              INVESTMENT ADVISER


  C.S. McKee & Co., Inc. was founded in 1931 and is located at One Gateway Center, Pittsburgh, PA 15222. The Adviser is a wholly-owned subsidiary of United Asset Management Corporation ("UAM") and provides investment management services to pension and profit sharing plans, trusts and endowments, 401(k) and thrift plans, corporations and other institutions and individuals. As of the date of this Prospectus, the Adviser has over $3.2 billion in assets under management.


  Under Investment Advisory Agreements (the "Advisory Agreements") dated as of January 24, 1994, and _____, 1997 C.S. McKee & Co., Inc. manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Fund's Board of Directors.

  JOSEPH F. BONOMO, JR. is responsible for the management of the McKee U.S. Government Portfolio. Mr. Bonomo is Director of Fixed Income and Chief Econo-mist with the Adviser and has 30 years of investment experience. He joined the Adviser as Senior Vice President and Director of Fixed Income in 1994 and was previously Senior Vice President of Paul Revere Insurance Compa-ny. He is a graduate of Temple University from which he received his B.S. and M.B.A., in Finance and Insurance, and a Ph.D. in Economics.

  WALTER C. BEAN is responsible for the management of the McKee Domestic Eq-uity, McKee International Equity and McKee Small Cap Equity Portfolios. Mr. Bean is Director of Equities with the Adviser and has 27 years of investment experience. He joined the Adviser as Senior Vice President and Director of Equities in 1987 and became an Executive Vice President in 1995. He was previously Managing Director of First Chicago Investment Advisers. He is a graduate of Ohio University (BA) and Penn State University (MBA) and is a Chartered Financial Analyst.

  As compensation for its services as an Adviser, the Portfolios pay the Ad-viser annual fees, in monthly installments, calculated by applying the follow-ing annual percentage rates to the Portfolios' average daily net assets for the month:

   U.S. Government Portfolio.............................................. 0.45%
   Domestic Equity Portfolio.............................................. 0.65%
   International Equity Portfolio......................................... 0.70%
   Small Cap Equity Portfolio............................................. 1.00%

  The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Distributor, UAM, the Adviser, or any of their affili-ates, may, at its own expense, compensate a Service Agent or other person for marketing, shareholder servicing, record-keeping and/or other services per-formed with respect to the Fund, a Portfolio or any Class of Shares of a Port-folio. Payments made for any of these purposes may be made from its revenues, its profits or any other source available to it. When in effect, such services arrangements are made generally available to all qualified service providers.

  The Distributor, the Adviser, and certain of their affiliates also partici-pate, at the date of this Prospectus, in an arrangement with Smith Barney Inc. under which Smith Barney provides certain defined contribution plan marketing and shareholder services of its Consulting Group and receives .15 of 1% of the daily net asset value of Institutional Class Shares held by Smith Barney's el-igible customer accounts in addition to amounts payable to all selling deal-ers. The Fund also compensates Smith Barney for services it provides to cer-tain contribution plan shareholders that are not otherwise provided by UAMFSI.

                            ADMINISTRATIVE SERVICES

  UAM Fund Services, Inc. ("UAMFSI"), a wholly-owned subsidiary of UAM, is re-sponsible for performing and overseeing administrative, fund accounting, divi-dend disbursing and transfer agent services provided to the Fund and its Port-folios.

UAMFSI's principal office is located at 211 Congress Street, Boston, MA 02110. UAMFSI has subcontracted some of these services to Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, by a Mutual Funds Service Agreement dated April 15, 1996. CGFSC is located at 73 Tremont Street, Boston, MA 02108.

  The Portfolio pays UAMFSI a two part monthly fee: a Portfolio specific fee which is retained by UAMFSI and a sub-administration fee which UAMFSI in turn pays to CGFSC. The Portfolio specific fees are the following percentages of aggregate net assets:

                                                                           RATE
                                                                           -----
   U.S. Government Portfolio.............................................. 0.04%
   Domestic Equity Portfolio.............................................. 0.04%
   International Equity Portfolio......................................... 0.06%
   Small Cap Equity Portfolio............................................. 0.04%

  CGFSC's monthly fee for its services is calculated on an annualized basis as follows:

    0.19 of 1% of the first $200 million of combined Fund assets;

    0.11 of 1% of the next $800 million of combined Fund assets;

    0.07 of 1% of combined Fund assets in excess of $1 billion but less than $3 billion;

    0.05 of 1% of combined Fund assets in excess of $3 billion.

  Fees are allocated among the Portfolios on the basis of their relative as-sets and are subject to a graduated minimum fee schedule per Portfolio, which starts at $2,000 per month and increases to $70,000 annually after two years. If a separate class of shares is added to a Portfolio, its minimum annual fee increases by $20,000.


                                  DISTRIBUTOR

  UAM Fund Distributors, Inc., a wholly-owned subsidiary of UAM, with its principal office located at 211 Congress Street, Boston, Massachusetts 02110, distributes the shares of the Fund. Under the Distribution Agreement (the "Agreement"), the Distributor, as agent for the Fund, agrees to use its best efforts as sole distributor of Fund shares. The Distributor does not receive any fee or other compensation under the Agreement with respect to the McKee Portfolios included in this Prospectus. The Agreement continues in effect so long as it is approved at least annually by the Fund's Board of Directors. Those approving the Agreement must include a majority of Directors who are neither parties to such Agreement nor interested persons of any such party. The Agreement provides that the Fund will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, its SAIs and its reports to shareholders.

                            PORTFOLIO TRANSACTIONS

  The Advisory Agreements authorize the Adviser to select the brokers or deal-ers that will execute the purchases and sales of investment securities for each Portfolio. The Agreements direct the Adviser to use its best efforts to obtain the best available price and most favorable execution for all transac-tions of the Portfolios. If consistent with the interests of the Portfolios, the Adviser may select brokers on the basis of research, statistical and pric-ing services these brokers provide to the Portfolios in addition to required Adviser services. Such brokers may be paid a higher commission than that which another qualified broker would have charged for effecting the same transac-tion, provided that such commissions are paid in compliance with the Securi-ties Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Portfolios and the Adviser's other clients. Although not a typical practice, the Adviser may place portfo-lio orders with qualified broker-dealers who refer clients to the Adviser.

  If a purchase or sale of securities is consistent with the investment poli-cies of a Portfolio and one or more other clients served by the Adviser is considering a purchase at or about the same time, transactions in such securi-ties will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for al-locating such transactions, allocations are subject to periodic review by the Fund's Directors.


                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Fund was organized as a Maryland corporation on October 11, 1988 under the name "ICM Fund, Inc." On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's Articles of Incorporation, as amended, permit the Board of Directors to issue three billion shares of common stock, with a $.001 par value. The Directors have the power to designate one or more series or classes of shares of common stock and to classify or reclas-sify any unissued shares with respect to such Portfolios, without further ac-tion by shareholders. The Board of Directors may create additional Portfolios and Classes of shares of the Fund at its discretion.

  The shares of each Portfolio and Class are fully paid and nonassessable and have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of each Portfolio and Class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. As of December 31, 1996, Chase Manhattan Bank, Trustee for Servistar Corp. Profit Sharing Plan Trust, New York, NY held of record 66.3% of the outstanding shares of the U.S. Government Portfolio and 64.3% of the outstanding shares of the Domestic Equity Portfolio for which ownership is disclaimed or presumed disclaimed. The persons or organizations owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a re-sult, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of share-holders of such Portfolio.

  Annual meetings will not be held except as required by the 1940 Act and other applicable laws. The Fund has undertaken that its Directors will call a meeting of shareholders if such a meeting is requested in writing by the hold-ers of not less than 10% of the outstanding shares of the Fund. The Fund will assist shareholder communications in such matters.

CUSTODIAN

  The Chase Manhattan Bank serves as Custodian of the Fund's assets.

INDEPENDENT ACCOUNTANTS

  Price Waterhouse LLP are the independent accountants for the Fund.

REPORTS

  Shareholders receive unaudited semi-annual financial statements and annual financial statements audited by Price Waterhouse LLP.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be made by contacting the UAM Funds Service Center at the address or telephone number on the cover of this Prospectus.

LITIGATION

  The Fund is not involved in any litigation.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRE-SENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF AD-DITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR ITS REPRESENTATIONS MUST NOT BE RE-LIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CON-STITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                    UAM FUNDS -- INSTITUTIONAL CLASS SHARES

 Acadian Emerging Markets Portfolio
 Acadian International Equity Portfolio
 BHM&S Total Return Bond Portfolio
 Chicago Asset Management Intermediate Bond Portfolio
 Chicago Asset Management Value/Contrarian Portfolio
 C&B Balanced Portfolio
 C&B Equity Portfolio
 C&B Equity Portfolio for Taxable Investors
 C&B Mid Cap Equity Portfolio
 McKee Domestic Equity Portfolio
 McKee International Equity Portfolio
 McKee U.S. Government Portfolio

 McKee Small Cap Equity Portfolio
 DSI Balanced Portfolio
 DSI Disciplined Value Portfolio
 DSI Limited Maturity Bond Portfolio
 DSI Money Market Portfolio
 FMA Small Company Portfolio
 FPA Crescent Portfolio
 Hanson Equity Portfolio
 ICM Equity Portfolio
 ICM Fixed Income Portfolio
 ICM Small Company Portfolio
 IRC Enhanced Index Portfolio
 Jacobs International Octagon Portfolio
 MJI International Equity Portfolio
 Newbold's Equity Portfolio
 NWQ Balanced Portfolio
 NWQ Value Equity Portfolio
 Rice, Hall James Small Cap Portfolio
 Rice, Hall James Small/Mid Cap Portfolio
 Sirach Equity Portfolio
 Sirach Fixed Income Portfolio
 Sirach Growth Portfolio
 Sirach Short-Term Reserves Portfolio
 Sirach Special Equity Portfolio
 Sirach Strategic Balanced Portfolio
 SAMI Preferred Stock Income Portfolio
 Sterling Partners' Balanced Portfolio
 Sterling Partners' Equity Portfolio
 Sterling Partners' Short-Term Fixed Income Portfolio
 Sterling Partners' Small Cap Value Portfolio
 TS&W Equity Portfolio
 TS&W Fixed Income Portfolio
 TS&W International Equity Portfolio

  UAM Funds Service Center
  c/o Chase Global Funds Services Company
  P.O. Box 2798
  Boston, MA 02208-2798
  1-800-638-7983

  Investment Adviser
  C.S. McKee & Co., Inc.
  One Gateway Center
  Pittsburgh, PA 15222
  (412) 566-1234

  Distributor
  UAM FUND DISTRIBUTORS, INC.
  211 Congress Street
  Boston, MA 02110





  PROSPECTUS

  _______ _, 1997

                                 APPLICATION
                          INSTITUTIONAL CLASS SHARES
UAM FUNDS

REGULAR MAIL: UAM Funds               Express Mail: UAM Funds
              P.O. Box 2798                         73 Tremont Street, 9th Floor
              Boston, MA 02208-2798                 Boston, MA 02108-3913

                 FOR HELP WITH THIS APPLICATION, OR FOR MORE
                INFORMATION, CALL US TOLL FREE: 1-800-638-7983.

                  Distributed by UAM Fund Distributors, Inc.

 BEFORE YOU COMPLETE THE APPLICATION, PLEASE BE SURE TO READ THE INSTRUCTIONS
 ----------------------------------------------------------------------------
                             ON THE REVERSE SIDE.
                             -------------------
--------------------------------------------------------------------------------
  1  YOUR ACCOUNT REGISTRATION (Check one box.)
--------------------------------------------------------------------------------
 [_] Individual or Joint Account

     ---------------------------------------------------------------------
     Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Owner's Social Security Number


     ---------------------------------------------------------------------
     Joint Owner's Name: First, Initial, Last

                                                -        -
                                       ------------------------------------
                                       Joint Owner's Social Security Number

     Joint accounts will be registered joint tenants with right of survivorship unless otherwise indicated.

 [_] Trust         [_] Exempt         [_] Non-Exempt         [_] Qualified Plan

     ---------------------------------------------------------------------
     Trustee(s)' Name

     ---------------------------------------------------------------------
     Name of Trust Agreement

     ---------------------------------------------------------------------
     Beneficiary's Name

            -
     -------------------------              ------------------------------
     Taxpayer's ID                          Date of Trust Agreement


 [_] Corporation, Partnership or Other Entity

     Type:   [_] Corp.    [_] Partnership      [_] Other


     ---------------------------------------------------------------------
     Name of Corp. or Other Entity

            -                                [_] Exempt [_] Non-Exempt
     ---------------------------
     Taxpayer ID Number

     A Corporate Resolution Form is required.
--------------------------------------------------------------------------------
  2  ADDRESS
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
     Street or P.O. Box Number

     ---------------------------------------------------------------------
     City                        State                         Zip Code

     (      )                            (      )
     --------------------------------    ---------------------------------
     Daytime Phone                       Evening Phone

     Citizenship: [_] U.S.  [_] Resident-    [_] Non-      ---------------
                                Alien            Resident  Specify Country
                                                 Alien

--------------------------------------------------------------------------------
  3  INVESTMENT
--------------------------------------------------------------------------------

Fill in the name of the Portfolio EXACTLY AS IT APPEARS ON THE FRONT OF THE PROSPECTUS.

____________________________________________________       $______
____________________________________________________       $______
                                                TOTAL      $______
--------------------------------------------------------------------------------
  4  METHOD OF PAYMENT
--------------------------------------------------------------------------------
 A.[_] Check (payable to UAM Funds) An Account No. will be assigned.

 B.[_] This application confirms my prior wire purchase on (date): _____________ I was assigned the following wire reference control number:____________________
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  5  DISTRIBUTIONS
--------------------------------------------------------------------------------
 Unless otherwise instructed, all distributions will be reinvested in additional shares.

  All dividends are to be        [_] reinvested [_] paid in cash
  All capital gains are to be    [_] reinvested [_] paid in cash

--------------------------------------------------------------------------------
  6  TELEPHONE REDEMPTION AND EXCHANGE
--------------------------------------------------------------------------------
I/We authorize Chase Global Funds Services Company to honor any request(s) believed to be authentic for the following:
[_] Telephone Exchange                [_] Telephone Redemption
 [_] a. Mail proceeds to name and address in which account is registered.
 [_] b. Wire redemption proceeds to bank indicated below.
                A VOIDED CHECK OR DEPOSIT SLIP MUST BE ATTACHED.

-------------------------------------------------------------------------------
Bank Name

-------------------------------------------------------------------------------
Bank Address

                                 (      )
------------------------------   ----------------------------------------------
Account Number                   Bank Phone

-------------------------------------------------------------------------------
Name(s) in which Account is Registered

-------------------------------------------------------------------------------
Bank Transit Routing Number (ABA #)

--------------------------------------------------------------------------------
  7  OPTIONAL INFORMATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Owner's Occupation                                 Owner's Date of Birth

-------------------------------------------------------------------------------
Employer's Name

-------------------------------------------------------------------------------
Employer's Address

-------------------------------------------------------------------------------
Joint Owner's Occupation                     Joint Owner's Date of Birth

-------------------------------------------------------------------------------
Joint Owner's Employer's Name

-------------------------------------------------------------------------------
Joint Owner's Employer's Address

--------------------------------------------------------------------------------
  8  SIGNATURE(S)
--------------------------------------------------------------------------------
[_] I/We have full authority and legal capacity to purchase Fund shares.
[_] I/We have received the current Prospectus of the Portfolio(s) and agree to be bound by its (their) terms.
--------------------------------------------------------------------------------
[_] UNDER PENALTY OF PERJURY, I/WE ALSO CERTIFY THAT --
    A. THE NUMBER SHOWN ON THIS FORM IS A CORRECT TAXPAYER ID NUMBER OR SOCIAL SECURITY NUMBER.
    B. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (I) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (II) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM "B" IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.)
--------------------------------------------------------------------------------
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

-----------------------------------------------------   ----------------------
Signature (Owner, Trustee, etc.)                        Date

-----------------------------------------------------   ----------------------
Signature (Joint Owner, Co-trustee, etc.)               Date

--------------------------------------------------------------------------------
  9  INTERESTED PARTY/BROKER-DEALER
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Name

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Address               City                 State                 Zip Code
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                                                       UAM Funds Service Center

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 44

                                     PART B

The following Statement of Additional Information is included in this Post-Effective Amendment No. 44:

     .    McKee Portfolios Institutional Class shares

The following Statements of Additional Information are also incorporated herein by reference to Post-Effective Amendment No. 43 filed on Janunary 3, 1997:

     .    Acadian Portfolios Institutional Class Shares
     .    C & B Portfolios Institutional Class Shares
     . DSI Portfolios Institutional Class Shares and DSI Disciplined Value Portfolio Institutional Service Class Shares
     . FMA Small Company Portfolio Institutional Class Shares and Institutional Service Class Shares
     .    ICM Fixed Income Portfolio Institutional Class Shares
     .    ICM Equity and ICM Small Company Portfolios Institutional Class Shares
     . NWQ Portfolios Institutional Class Shares and Institutional Service Class Shares
     .    Rice, Hall, James Portfolios Institutional Class Shares
     .    SAMI Preferred Stock Income Portfolio Institutional Class Shares
     . Sirach Portfolios Institutional Class Shares and Sirach Strategic Balanced, Growth, Special Equity and Equity Portfolios Institutional Service Class Shares
     . Sterling Partners' Portfolios Institutional Class Shares and Institutional Service Class Shares
     .    TS&W Portfolios Institutional Class Shares

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 25 filed on December 23, 1993:

     . Cambiar Anticipation Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

The following Statement of Additional Information is also incorporated herein by reference to Post-Effective Amendment No. 21 filed on August 30, 1993:

     . HJMC Equity Portfolio Institutional Class Shares (This Portfolio and class of shares is not yet operational.)

                                    PART B

                                   UAM FUNDS

-------------------------------------------------------------------------------

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                        MCKEE DOMESTIC EQUITY PORTFOLIO
                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

                       MCKEE SMALL CAP EQUITY PORTFOLIO

                          INSTITUTIONAL CLASS SHARES

-------------------------------------------------------------------------------

          STATEMENT OF ADDITIONAL INFORMATION --         , 1997
                                                        --


  This Statement is not a Prospectus but should be read in conjunction with the Prospectus of the UAM Funds, Inc. (the "UAM Funds" or the "Fund") for the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee
Small Cap Equity Portfolios' Institutional Class Shares dated          , 1997.
To obtain the Prospectus, please call the UAM Funds Service Center:
                               1-800-638-7983

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies.........................................   2
Purchase of Shares.........................................................   7
Redemption of Shares.......................................................   7
Shareholder Services.......................................................   8
Investment Limitations.....................................................   9
Management of the Fund.....................................................  10
Investment Adviser.........................................................  13
Portfolio Transactions.....................................................  15
Administrative Services....................................................  15
Performance Calculations...................................................  16
General Information........................................................  21
Financial Statements.......................................................  22
Appendix -- Description of Securities and Ratings.......................... A-1

                      INVESTMENT OBJECTIVES AND POLICIES

  The following policies supplement the investment objectives and policies of the McKee U.S. Government, McKee Domestic Equity, McKee International Equity and McKee Small Cap Equity Portfolios (the "McKee Portfolios") as set forth in the McKee Prospectus:

LENDING OF SECURITIES

  Each Portfolio may lend its investment securities to qualified brokers, deal-ers, domestic and foreign banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not incon-sistent with the Investment Company Act of 1940, as amended, (the "1940 Act") or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the bor-rower pledge and maintain with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities is-sued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio re-ceives reasonable interest on the loan (which may include the Portfolio in-vesting any cash collateral in interest bearing short-term investments). As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. These risks are similar to the ones involved with repur-chase agreements as discussed in the Prospectus.

SHORT-TERM INVESTMENTS

  (1) Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits ma-turing in more than seven days will not be purchased by a Portfolio, and time deposits maturing from two business days through seven calen-dar days will not exceed 15% of the total assets of a Portfolio.

  Certificates of deposit are negotiable short-term obligations issued by com-mercial banks or savings and loan associations collateralized by funds depos-ited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the im-port, export, transfer or storage of goods).

  Each Portfolio will not invest in any security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and (iii) in the case of foreign branches of U.S. banks, the security is, in the opinion of the Adviser, of an investment quality comparable with other debt securities which may be pur-chased by each Portfolio;

  (2) Commercial paper rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's or, if not rated, issued by a corporation having an outstand-ing unsecured debt issue rated A or better by Moody's or by S&P;

  (3) Short-term corporate obligations rated BBB or better by S&P or Baa by Moody's;

  (4) U.S. Government obligations including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obliga-tions of the U.S. Government and differ mainly in interest rates, ma-turities and dates of issue;

  (5) U.S. Government agency securities issued or guaranteed by U.S. Govern-ment sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Federal Farm Credit Banks, Federal Inter-mediate Credit Bank, Federal National Mortgage Association, Federal Financing Bank, the Tennessee Valley Authority, and others; and

  (6) Repurchase agreements collateralized by securities listed above.


INVESTMENTS IN FOREIGN SECURITIES
  Investors in the McKee International Equity Portfolio should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies. Since the secu-rities of foreign companies are frequently denominated in foreign currencies, the Portfolio may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

  As foreign companies are not generally subject to uniform accounting, audit-ing and financial reporting standards and they may have policies that are not comparable to those of domestic companies, there may be less information available about certain foreign companies than about domestic companies. Secu-rities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less gov-ernment supervision and regulation of stock exchanges, brokers and listed com-panies than in the U.S. In addition, with respect to certain foreign coun-tries, there is the possibility of expropriation or confiscatory taxation, po-litical or social instability, or diplomatic developments which could affect U.S. investments in those countries.

  Although the McKee International Equity Portfolio will endeavor to achieve the most favorable execution costs in its portfolio transactions, fixed com-missions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges.

  Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recoverable portion of foreign withholding taxes will reduce the in-come received from the companies comprising the Portfolio's investments. How-ever, these foreign withholding taxes are not expected to have a significant impact.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
  The U.S. dollar value of the assets of the McKee International Equity Port-folio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies. The Portfolio will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency ex-change market, or through entering into forward foreign currency exchange con-tracts ("forward contracts") to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the con-tract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A for-ward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

  The McKee International Equity Portfolio may enter into forward contracts in several circumstances. When the Portfolio enters into a contract for the pur-chase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or inter-est payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a for-ward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Port-folio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

  Additionally, when the Portfolio anticipates that the currency of a particu-lar foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The precise matching of the forward con-tract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolio does not intend to enter into such forward contracts to protect the value of portfolio securities on a regular or contin-uous basis. The Portfolio will not enter into such forward contracts or main-tain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in ex-cess of the value of the Portfolio securities or other assets denominated in that currency.

  Under normal circumstances, consideration of the prospect for currency pari-ties will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward con-tracts when it determines that the best interests of the performance of the Portfolio will thereby be served. The Fund's Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Portfolio in an amount equal to the value of the Portfolio's total as-sets committed to the consummation of forward contracts. If the value of the securities placed in the segregated account declines, additional cash or secu-rities will be placed in the account on a daily basis so that the value of the account will be equal to the amount of the Portfolio's commitments with re-spect to such contracts.

  The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same cur-rency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

  If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Portfolio entering into a forward con-tract for the sale of a foreign currency and the date it enters into an off-setting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should for-ward prices increase, the Portfolio would suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the cur-rency it has agreed to sell.

  The Portfolio's dealings in forward contracts will be limited to the trans-actions described above. Of course, the Portfolio is not required to enter into such transactions with regard to their foreign currency-denominated secu-rities. It also should be realized that this method of protecting the value of portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FEDERAL TAX TREATMENT OF FORWARD CONTRACTS
  In order for the McKee International Equity Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of its gross income for a taxable year must be derived from certain qualifying in-come, i.e., dividends, interest, income derived from loans of securities and gains from the sale or other disposition of stock, securities or foreign cur-rencies, or other related income, including gains from forward contracts, de-rived with respect to its business investing in stock, securities or curren-cies. Any net gain realized from the closing out of forward contracts will, therefore, generally be qualifying income for purposes of the 90% requirement. Qualification as a regulated investment company also requires that less than 30% of the Portfolio's gross income be derived from the sale or other disposi-tion of stock, securities or forward contracts (including certain foreign cur-rencies not directly related to the Fund's business of investing in stock or securities) held less than three months. In order to avoid realizing excessive gains on securities held for less than three months, the McKee International Equity Portfolio may be required to defer the closing out of contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on contracts which have been open for less than three months as of the end of the Portfolio's taxable year, and which are recognized for tax purposes, will not be considered gains on securities held for less than three months for the purposes of the 30% test.

  The Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Portfolio's taxable year) on regulated futures trans-actions. Such distribution will be combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders will be advised on the nature of the payment.

                              PURCHASE OF SHARES

  Shares of each McKee Portfolio may be purchased without a sales commission at the net asset value per share next determined after an order is received in proper form by the Fund and payment is received by the Fund's custodian. The minimum initial investment required for the McKee International Equity and McKee Small Cap Equity Portfolios is $2,500. The minimum initial investment required for both the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio is $100,000. Certain exceptions may be determined from time to time by the officers of the Fund. Other investment minimums are: initial IRA investment, $500, initial spousal IRA investment, $250; minimum additional investment for the International Equity Portfolio is $100 and for the U.S. Government Portfolio and the McKee Domestic Equity Portfolio is $1,000. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the Exchange will be executed at the price computed on the next day the Exchange is open after proper receipt. The Exchange will be closed on the following days: Memorial Day, May 26, 1997; Independence Day, July 4, 1997; Labor Day, September 1, 1997; Thanksgiving Day, November 27, 1997; Christmas Day, December 25, 1997; New Year's Day, January 1, 1998.

  Each Portfolio reserves the right in its sole discretion (1) to suspend the offering of its shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Fund, and (3) to re-duce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of a Portfolio's shares.

                             REDEMPTION OF SHARES

  Each Portfolio may suspend redemption privileges or postpone the date of payment (1) during any period that both the Exchange and custodian bank are closed or trading on the Exchange is restricted as determined by the Commis-sion, (2) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for a Portfolio to dispose of securities owned by it or to fairly determine the value of its assets, and (3) for such other periods as the Commission may per-mit. The Fund has made an election with the Commission to pay in cash all re-demptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemp-tions in excess of the above limits may be paid, in whole or in part, in in-vestment securities or in cash as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Valuation of Shares" and a redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

  No charge is made by a Portfolio for redemptions. Any redemption may be more or less than the shareholder's initial cost depending on the market value of the securities held by the Portfolio.

SIGNATURE GUARANTEES
  To protect your account, the Fund and Chase Global Funds Services Company ("CGFSC") from fraud, signature guarantees are required for certain redemp-tions. Signature guarantees are required for (1) redemptions where the pro-ceeds are to be sent to someone other than the registered shareowner(s) or the registered address or (2) share transfer requests. The purpose of signature guarantees is to verify the identity of the party who has authorized a redemp-tion.

  Signatures must be guaranteed by an "eligible guarantor institution" as de-fined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, na-tional securities exchanges, registered securities associations, clearing agencies and savings associations. A complete definition of eligible guarantor institution is available from CGFSC. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Sig-natures guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program.

  The signature guarantee must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             SHAREHOLDER SERVICES

  The following supplements the shareholder services information set forth in the McKee Portfolios' Prospectus:

EXCHANGE PRIVILEGE
  Institutional Class Shares of each McKee Portfolio may be exchanged for In-stitutional Class Shares of the other McKee Portfolios. In addition, Institu-tional

Class Shares of each McKee Portfolio may be exchanged for any other Institu-tional Class Shares of a Portfolio included in the UAM Funds which is com-prised of the Fund and UAM Funds Trust. (See the list of Portfolios of the UAM Funds -- Institutional Class Shares at the end of the Prospectus.) Exchange requests should be made by calling the Fund (1-800-638-7983) or by writing to UAM Funds, UAM Funds Service Center, c/o Chase Global Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The exchange privilege is only available with respect to Portfolios that are qualified for sale in the shareholder's state of residence.

  Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read its Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the UAM Funds Service Center at 1-800-638-7983.

  Exchange requests may be made either by mail or telephone. Telephone ex-changes will be accepted only if the certificates for the shares to be ex-changed are held by the Fund for the account of the shareholder and the regis-tration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. ET will be processed as of the close of business on the same day. Requests received after 4:00 p.m. ET will be processed on the next business day. Neither the Fund nor CGFSC will be responsible for the authen-ticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restric-tions established by the Board of Directors to assure that such exchanges do not disadvantage the Fund and its shareholders.

  For Federal income tax purposes an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Fund's, an exchange between series of a Fund was also deemed to be a taxable event. It is likely, there-fore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                            INVESTMENT LIMITATIONS

  The following limitations supplement those set forth in the Prospectus. Whenever an investment limitation sets forth a percentage limitation on in-vestment or utilization of assets, such limitation shall be determined immedi-ately after and as a result of the Portfolios' acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolios' invest-ment limitations. A Portfolio's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding shares" (as defined in the 1940 Act) of that Portfolio. The Portfolios will not:

   (1) invest in physical commodities or contracts on physical commodities;

   (2) purchase or sell real estate or real estate limited partnerships, al-though it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate;

   (3) make loans except (i) by purchasing debt securities in accordance with its investment objectives and (ii) by lending its portfolio se-curities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereun-der;

   (4) underwrite the securities of other issuers;

   (5) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) mak-ing any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions;

   (6) purchase on margin or sell short;

   (7) purchase or retain securities of an issuer if those officers and Di-rectors of the Fund or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

   (8) invest more than an aggregate of 15% of the net assets of the Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets;

   (9) invest for the purpose of exercising control over management of any company; and

  (10) write or acquire options or interests in oil, gas or other mineral exploration or development programs.

                            MANAGEMENT OF THE FUND

OFFICERS AND DIRECTORS
  The Officers of the Fund manage its day-to-day operations and are responsi-ble to the Fund's Board of Directors. The Directors set broad policies for the Fund and elect its Officers. The following is a list of the Directors and Of-ficers of the Fund and a brief statement of their present positions and prin-cipal occupations during the past five years.

 JOHN T. BENNETT, JR.     Director of the Fund; President of Squam
 College Road-RFD 3       Investment Management Company, Inc. and
 Meredith, NH 03253       Great Island Investment Company, Inc.;
 Age: 67                  President of Bennett Management Company
                          from 1988 to 1993.

 PHILIP D. ENGLISH        Director of the Fund; President and Chief
 16 West Madison Street   Executive Officer of Broventure Company,
 Baltimore, MD 21201      Inc.; Chairman of the Board of Chektec Cor-
 Age:47                   poration and Cyber Scientific, Inc.

 WILLIAM A. HUMENUK       Director of the Fund; Partner in the Phila-
 4000 Bell Atlantic Tower delphia office of the law firm Dechert
 1717 Arch Street         Price & Rhoads; Director, Hofler Corp.
 Philadelphia, PA 19103
 Age:54

 NORTON H. REAMER*        Director, President and Chairman of the
 One International Place  Fund; President, Chief Executive Officer
 Boston, MA 02110         and a Director of United Asset Management
 Age: 60                  Corporation; Director, Partner or Trustee
                          of each of the Investment Companies of the
                          Eaton Vance Group of Mutual Funds.

 PETER M. WHITMAN, JR.*   Director of the Fund; President and Chief
 One Financial Center     Investment Officer of Dewey Square Invest-
 Boston, MA 02111         ors Corporation since 1988; Director and
 Age: 52                  Chief Executive Officer of H.T. Investors,
                          Inc., formerly a subsidiary of Dewey
                          Square.

 WILLIAM H. PARK*         Vice President of the Fund; Executive Vice
 One International Place  President and Chief Financial Officer of
 Boston, MA 02110         United Asset Management Corporation.
 Age: 49

 GARY L. FRENCH*          Treasurer of the Fund; President of UAM
 211 Congress Street      Fund Services, Inc. and UAM Fund Distribu-
 Boston, MA 02110         tors, Inc.; Vice President of Operations,
 Age: 45                  Development and Control of Fidelity Invest-
                          ments in 1995; Treasurer of the Fidelity
                          Group of Mutual Funds from 1991 to 1995.


 ROBERT R. FLAHERTY*      Assistant Treasurer of the Fund; Vice Pres-
 211 Congress Street      ident of UAM Fund Services, Inc.; former
 Boston, MA 02110         Manager of Fund Administration and Compli-
 Age: 32                  ance of Chase Global Funds Services Company
                          from 1995 to 1996; Deloitte & Touche LLP
                          from 1985 to 1995, formerly Senior Manager.


 GORDON M. SHONE*         Assistant Treasurer of the Fund; Vice President
 73 Tremont Street        of Fund Administration and Compliance of Chase
 Boston, MA 02108         Global Funds Services Company; formerly Senior
 Age: 40                  Audit Manager of Coopers & Lybrand L.L.P. from
                          1983 to 1996.

MICHAEL DEFAO*       Secretary of the Fund; Vice President and
211 Congress Street  General Counsel of UAM Fund Services, Inc.
Boston, MA 02110     and UAM Fund Distributors, Inc.; Associate
Age: 28              Attorney of Ropes & Gray (a law firm) from
                     1993 and 1995.

KARL O. HARTMANN*    Assistant Secretary of the Fund; Senior
73 Tremont Street    Vice President and General Counsel of Chase
Boston, MA 02108     Global Funds Services Company; Senior Vice
Age: 41              President, Secretary and General Counsel of
                     Leland, O'Brien, Rubinstein Associates,
                     Inc. from November 1990 to November 1991.

-----------

* These people are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act. As of December 31, 1996, the Directors and Offi-cers of the Fund owned less than 1% of the Fund's outstanding shares.

REMUNERATION OF DIRECTORS AND OFFICERS

  The Fund pays each Director, who is not also an officer or affiliated per-son, a $150 quarterly retainer fee per active Portfolio which currently amounts to $5,100 per quarter. In addition, each unaffiliated Director re-ceives a $2,000 meeting fee which is aggregated for all of the Directors and allocated proportionately among the Portfolios of the Fund and UAM Funds Trust and reimbursement for travel and other expenses incurred while attending Board meetings. Directors who are also officers or affiliated persons receive no re-muneration for their service as Directors. The Fund's officers and employees are paid by either the Adviser, United Asset Management Corporation ("UAM"), the Administrator, or CGFSC and receive no compensation from the Fund. The following table shows aggregate compensation paid to each of the Fund's unaf-filiated Directors by the Fund and total compensation paid by the Fund, UAM Funds Trust and AEW Commercial Mortgage Securities Fund, Inc. (collectively the "Fund Complex") in the fiscal year ended October 31, 1996.

          (1)                  (2)               (3)               (4)                (5)
                                             PENSION OR                       TOTAL COMPENSATION
                            AGGREGATE    RETIREMENT BENEFITS ESTIMATED ANNUAL FROM REGISTRANT AND
    NAME OF PERSON,       COMPENSATION   ACCRUED AS PART OF   BENEFITS UPON      FUND COMPLEX
        POSITION         FROM REGISTRANT    FUND EXPENSES       RETIREMENT     PAID TO DIRECTORS
    ---------------      --------------- ------------------- ---------------- -------------------
John T. Bennett, Jr. ...     $25,463               0                 0              $30,500
 Director

J. Edward Day...........     $25,463               0                 0              $30,500
 Former Director

Philip D. English.......     $25,463               0                 0              $30,500
 Director

William A. Humenuk......     $25,463               0                 0              $30,500
 Director

PRINCIPAL HOLDERS OF SECURITIES

  As of December 31, 1996, the following persons or organizations held of record or beneficially 5% or more of the shares of the McKee Portfolios.

  McKee International Equity Portfolio: Saxon & Co., FBO Westmoreland County Employees Retirement Fund, P.O. Box 7780-1888, Philadelphia, PA, 19.0%*; Patterson & Company, P.O. Box 7829, Philadelphia, PA, 12.4%; Meridian Trust Company, FBO Lehigh County Employees Retirement Fund, P.O. Box 16004, Reading, PA, 11.3%*; Saul & Company, FBO Delaware County Employees Retirement Fund, c/o First Union National Bank, Charlotte, NC, 9.5%*; USBanCorp Trust Company, FBO Cambria Company, Attn: Beth Shank, Main and Franklin Streets, Johnstown, PA, 8.3%*; Saxon & Company, FBO Cumberland County, P.O. Box 7780-1888, Philadelphia, PA, 6.7%*; Fulvest & Company, FBO Lancaster County ERA, P.O. Box 3215, Lancaster, PA, 6.3%*; and Saxon & Company, FBO Butler City Retirement Fund, P.O. Box 7780-1888, Philadelphia, PA, 5.0%.

  McKee U.S. Government Portfolio: Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 66.3%*; Municipal Government, City of Huntington Police Pension & Relief Fund, P.O. Box 1659, Huntington, WV, 7.7%.

  McKee Domestic Equity Portfolio: Chase Manhattan Bank, FBO Servistar Corp. Profit Sharing Plan, Attn: Alan L. Miller, 770 Broadway, New York, NY, 64.3%*; Wesbanco Bank, Agent for City of Wheeling Municipal Employees Retirement & Benefit Fund, 1 Bank Plaza, Wheeling, WV, 10.3%; Divrev Company, P.O. Box 3985, Charleston, WV, 5.0%.

  The persons or organizations listed above as owning 25% or more of the out-standing shares of a Portfolio may be presumed to "control" (as that term is defined in the 1940 Act) such Portfolio. As a result, those persons or organi-zations could have the ability to vote a majority of the shares of the Portfo-lio on any matter requiring the approval of shareholders of such Portfolio.

                              INVESTMENT ADVISER

CONTROL OF ADVISER
  C.S. McKee & Company (the "Adviser") is a wholly-owned subsidiary of UAM, a holding company incorporated in Delaware in December 1980 for the purpose of acquiring and owning firms engaged primarily in institutional investment man-agement. Since its first acquisition in August 1983, UAM has acquired or orga-nized approximately 45 such wholly-owned affiliated firms (the "UAM
-----------
* Denotes shares held by a trustee or other fiduciary for which beneficial ownership is disclaimed or presumed disclaimed.

Affiliated Firms"). UAM believes that permitting UAM Affiliated Firms to re-tain control over their investment advisory decisions is necessary to allow them to continue to provide investment management services that are intended to meet the particular needs of their respective clients.

  Accordingly, after acquisition by UAM, UAM Affiliated Firms continue to op-erate under their own firm name, with their own leadership and individual in-vestment philosophy and approach. Each UAM Affiliated Firm manages its own business independently on a day-to-day basis. Investment strategies employed and securities selected by UAM Affiliated Firms are separately chosen by each of them.

PHILOSOPHY AND STYLE
  The Adviser's philosophical approach to all asset classes is to be opportu-nistic while controlling risk. This approach captures opportunity, when avail-able, to provide capital growth, consistent with the Fund's pursuit of total return while quantifying and controlling risk to protect capital. The purpose of this approach is to generate favorable results through a high quality, low risk portfolio. The Adviser's approach is to look for companies which are sta-tistically inexpensive yet have improving fundamentals. A number of statisti-cal measures are used to rank the initial pool of over 2,000 stocks. The top-ranking stocks are then subjected to fundamental analytical screens prior to investment.

REPRESENTATIVE INSTITUTIONAL CLIENTS
  As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: Blue Cross of Western Pennsyl-vania, City of Pittsburgh, The Dickinson School of Law, City of Wichita, Kan-sas and the YWCA of Greater Pittsburgh.

  In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.

ADVISORY FEES
  As compensation for services rendered by the Adviser under the Investment Advisory Agreements, the Portfolio pays the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to each Portfolio's average daily net assets for the month:

                                            RATE
                                            ----
    McKee U.S. Government Portfolio........ 0.45%
    McKee Domestic Equity Portfolio........ 0.65%
    McKee International Equity Portfolio... 0.70%
    McKee Small Cap Equity Portfolio....... 1.00%

  For the period from May 26, 1994 (commencement of operations) to October 31, 1994, McKee International Equity Portfolio paid advisory fees of approximately $93,000. For the fiscal years ended October 31, 1995 and 1996, the McKee International Equity Portfolio paid advisory fees of approximately $453,000 and $618,081, respectively. For the period from March 2, 1995 (commencement of operations) to October 31, 1995, the McKee U.S. Government Portfolio and the McKee Domestic Equity Portfolio paid no advisory fees, and for the fiscal year ended October 31, 1996, these Portfolios paid advisory fees of $48,813 and $222,792, respectively. During these periods, the Adviser voluntarily waived advisory fees of approximately $9,000 and $18,140 for the U.S. Government Portfolio, and $15,000 and $15,445 for the Domestic Equity Portfolio, respectively.

                            PORTFOLIO TRANSACTIONS

  The Investment Advisory Agreements authorize the Adviser to select the bro-kers or dealers that will execute the purchases and sales of investment secu-rities for the Portfolios and direct the Adviser to use its best efforts to obtain the best execution with respect to all transactions for the Portfolios. In doing so, a Portfolio may pay higher commission rates than the lowest rate available when the Adviser believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the bro-ker effecting the transaction. It is not the Fund's practice to allocate bro-kerage or effect principal transactions with dealers on the basis of sales of shares which may be made through broker-dealer firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's Portfolios or who act as agents in the purchase of shares of the Portfolios for their clients. During the fiscal years ended, October 31, 1994, 1995 and 1996, the entire Fund paid brokerage commissions of approximately $2,402,000, $2,983,000, and $2,887,884, respectively.

  Some securities considered for investment by the Portfolios may also be ap-propriate for other clients served by the Adviser. If purchases or sales of securities consistent with the investment policies of a Portfolio and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allo-cations, are subject to periodic review by the Fund's Directors.

                            ADMINISTRATIVE SERVICES

  As stated in the Prospectus, the Board of Directors of the Fund approved a new Fund Administration Agreement between UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and the Fund. The Fund's Directors also approved a Mutual Fund Services Agreement between UAM Fund Services, Inc.

("UAMFSI") and Chase Global Funds Services Company ("CGFSC"). The services provided by UAMFSI and CGFSC and the basis of the fees payable by the Fund un-der the Fund Administration Agreement are described in the Portfolios' Pro-spectus. Prior to April 15, 1996, CGFSC or its predecessor, Mutual Funds Serv-ice Company, provided certain administrative services to the Fund under an Ad-ministration Agreement between the Fund and U.S. Trust Company of New York. The basis of the fees paid to CGFSC for 1994 and 1995 and the fiscal period to April 14, 1996 was as follows: the Fund paid a monthly fee for its services which on an annualized basis equaled 0.20% of the first $200 million in com-bined assets; plus 0.12% of the next $800 million in combined assets; plus 0.08% on assets over $1 billion but less than $3 billion; plus 0.06% on assets over $3 billion. The fees were allocated among the Portfolios on the basis of their relative assets and were subject to a designated minimum fee schedule per Portfolio, which ranged from $2,000 per month upon inception of a Portfo-lio to $70,000 annually after two years. For the period from May 26, 1994 (commencement of operations) to October 31, 1994, administrative services fees paid to the Administrator by the McKee International Equity Portfolio totaled $21,000. During the fiscal years ended October 31, 1995 and 1996, administra-tive services fees paid to the Administrator by the McKee International Equity Portfolio totaled approximately $82,000 and $137,744, respectively. Of the to-tal fees paid in the fiscal year ended 1996, $56,555 was paid by UAMFSI to CGFSC. For the period from March 2, 1995 to October 31, 1995, and for the fis-cal year ended October 31, 1996, administrative services fees paid to the Ad-ministrator by the McKee U.S. Government Portfolio and the McKee Domestic Eq-uity Portfolio totaled approximately $20,000 and $67,641, and $21,000, and $74,694, respectively. Of the fees paid in the fiscal year ended October 31, 1996, $40,022 and $38,491 was paid by UAMFSI to CGFSC on behalf of the U.S. Government and Domestic Equity Portfolio, respectively. The services provided by the Administrator and the basis of the fees payable to the Administrator are described in the Portfolios' Prospectus.

                           PERFORMANCE CALCULATIONS

PERFORMANCE
  The Portfolios may from time to time quote various performance figures to illustrate past performance. Performance quotations by investment companies are subject to rules adopted by the Commission, which require the use of stan-dardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain stan-dardized performance information computed as required by the Commission. Cur-rent yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the Commission. An explanation of those and other methods used to compute or express performance follows.

YIELD
  Current yield reflects the income per share earned by a Portfolio's invest-ment. The current yield of the McKee U.S. Government Portfolio is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the McKee U.S. Government Portfolio for the 30-day period ended on October 31, 1996 was 5.74%.

  This figure was obtained using the following formula:

  Yield = 2[( a - b + 1 )/6/ - 1]
              -----
               cd

where:

  a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive income distributions d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
  The average annual total return of a Portfolio is determined by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial hypothetical $1,000 investment to its ending redeem-able value. The calculation assumes that all dividends and distributions are reinvested when paid. The quotation assumes the amount was completely redeemed at the end of each 1, 5 and 10 year period and the deduction of all applicable Fund expenses on an annual basis.

  The average annual total return for the McKee International Equity Portfo-lio, the McKee U.S. Government Portfolio, and the McKee Domestic Equity Port-folio from inception and for the one year ended on the date of the Financial Statements included herein are as follows:

                                                      SINCE INCEPTION
                                           ONE YEAR    THROUGH YEAR
                                             ENDED         ENDED
                                          OCTOBER 31,   OCTOBER 31,   INCEPTION
                                             1996          1996         DATE
                                          ----------- --------------- ---------
McKee U.S. Government Portfolio..........     3.77%         8.23%       3/2/95
McKee Domestic Equity Portfolio..........    19.31%        20.96%       3/2/95
McKee International Equity Portfolio.....     8.29%         3.96%      5/26/94


  McKee Small Cap Equity Portfolio was not operational as of October 31, 1996. Accordingly, no total return figure is available.

  These figures are calculated according to the following formula:

  P(1 + T)n = ERV

where:

     P
     = a hypothetical initial payment of $1,000
     T
     = average annual total return
     n
     = number of years
   ERV
     = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

COMPARISONS
  To help investors better evaluate how an investment in a Portfolio of the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance as reported by various financial publications. Advertisements may also compare performance (as calcu-lated above) to performance as reported by other investments, indices and av-erages. The following publications, indices and averages may be used:

  (a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 trans-portation stocks. Comparisons of performance assume reinvestment of dividends.

  (b) Standard & Poor's 500 Stock Index or its component indices -- an un-managed index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of per-formance assume reinvestment of dividend.

  (c) The New York Stock Exchange composite or component indices -- unman-aged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

  (d) Wilshire 5000 Equity index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume rein-vestment of dividends.

  (e) Lipper -- Mutual Fund Performance Analysis and Lipper -- Fixed Income Fund Performance Analysis -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund per-formance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

  (f) Morgan Stanley Capital International EAFE Index and World Index -- re-spectively, arithmetic, market value-weighted averages of the perfor-mance of over 900 securities listed on the stock exchanges of coun-tries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

  (g) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

  (h) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Govern-ment National Mortgage Association.

  (i) Salomon Brothers High Grade Corporate Bond Index -- consists of pub-licly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

  (j) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

  (k) Lehman Brothers LONG-TERM Treasury Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

  (l) Lehman Brothers Government/Corporate Index -- is an unmanaged index composed of a combination of the Government and Corporate Bond Indi-ces. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and noncon-vertible debt issued by or guaranteed by foreign or international gov-ernments and agencies. All issues are investment grade (BBB) or high-er, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

  (m) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

  (n) Value Line -- composed of over 1,600 stocks in the Value Line Invest-ment Survey.

  (o) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. public-ly-traded companies.

  (p) Composite indices -- 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ sys-tem exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

  (q) CDA Mutual Fund Report published by CDA Investment Technologies,
      Inc. -- analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

  (r) Mutual Fund Source Book published by Morningstar, Inc. -- analyzes price, yield, risk and total return for equity funds.

  (s) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Invest-ment Companies Service -- publications that rate fund performance over specified time periods.

  (t) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

  (u) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associ-ates --historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

  (v) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

  (w) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; Salomon Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and
      Bloomberg L.P.

  In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and aver-ages is not identical to the composition of investments in the Portfolio, that the averages are generally unmanaged, and that the items included in the cal-culations of such averages may not be identical to the formula used by the Portfolio to calculate its performance. In addition, there can be no assurance that the Fund will continue this performance as compared to such other aver-ages.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS
  The Fund was organized under the name "ICM Fund, Inc." as a Maryland corpo-ration on October 11, 1988. On January 18, 1989, the name of the Fund was changed to "The Regis Fund, Inc." On October 31, 1995, the name of the Fund was changed to "UAM Funds, Inc." The Fund's principal executive office is lo-cated at One International Place, Boston, MA 02110; however, all investor cor-respondence should be directed to the Fund at UAM Funds Service Center, c/o Chase Global Mutual Funds Services Company, P.O. Box 2798, Boston, MA 02208-2798. The Fund's Articles of Incorporation, as amended, authorize the Direc-tors to issue 3,000,000,000 shares of common stock, $.001 par value. The Board of Directors has the power to designate one or more series ("Portfolios") or classes of common stock and to classify or reclassify any unissued shares with respect to such Portfolios, without further action by shareholders.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
  The Fund's policy is to distribute substantially all of each Portfolio's net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the Federal excise tax on undistributed in-come and capital gains. (See discussion under "Dividends, Capital Gains Dis-tributions and Taxes" in the Prospectus.) The amounts of any income dividends or capital gains distributions cannot be predicted.

  Any dividend or distribution paid shortly after the purchase of shares of the Portfolios by an investor may have the effect of reducing the per share net asset value of the Portfolio by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes as set forth in the Prospec-tus.

  As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividend and capital gains distributions are automatically re-ceived in additional shares of the Portfolio at net asset value (as of the business day following the record date). This will remain in effect until the Fund is notified by the shareholder in writing at least three days prior to the record date that either the Income Option (income dividends in cash and capital gains distributions in additional shares at net asset value) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. An account statement is sent to shareholders whenever an in-come dividend or capital gains distribution is paid.

  The Portfolios will be treated as a separate entity (and hence as a separate "regulated investment company") for Federal tax purposes. Any net capital gains recognized by a Portfolio will be distributed to its investors without need to offset

(for Federal income tax purposes) such gains against any net capital losses of another Portfolio.

FEDERAL TAXES
  In order for the Portfolios to continue to qualify for Federal income tax treatment as a regulated investment company under the Code, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies or other income derived with respect to its business of investing in such securities or currencies. In ad-dition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of a Portfolio's an-nual gross income.

  The Portfolios will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes. Shareholders will be advised on the nature of the payments.

CODE OF ETHICS
  The Fund has adopted a Code of Ethics which restricts to a certain extent personal transactions by access persons of the Fund and imposes certain dis-closure and reporting obligations.

                             FINANCIAL STATEMENTS

  The Financial Statements of the McKee Portfolios and the Financial Highlights for the respective periods presented, which appear in the Portfolios' 1996 Annual Report to Shareholders, and the report of Price Waterhouse LLP, independent accountants, on the Financial Statments of the McKee Portfolios, also appearing herein, are attached to this SAI.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (62.0%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  5.95%, 1/19/06......................................... $  415,000 $   396,574
  6.75%, 5/30/06.........................................    765,000     772,038
  6.785%, 9/21/05........................................    140,000     138,207
  6.89%, 10/3/05.........................................    140,000     138,895
  6.97%, 10/3/05.........................................    140,000     139,447
  7.225%, 5/17/05........................................    145,000     146,000
  7.65%, 5/10/05.........................................     85,000      86,485
  7.974%, 4/20/05........................................     60,000      60,792
                                                                     -----------
                                                                       1,878,438
--------------------------------------------------------------------------------
Federal National Mortgage Association
  6.70%, 8/10/01.........................................  1,075,000   1,080,902
  6.70%, 11/10/05........................................    205,000     201,882
  7.37%, 4/14/04.........................................    140,000     142,624
  8.00%, 4/13/05.........................................     70,000      71,031
                                                                     -----------
                                                                       1,496,439
--------------------------------------------------------------------------------
U.S. Treasury Bonds
  7.125%, 2/15/23........................................    410,000     428,999
  7.875%, 2/15/21........................................  3,120,000   3,533,868
                                                                     -----------
                                                                       3,962,867
--------------------------------------------------------------------------------
U.S. Treasury Notes
  6.25%, 2/15/03.........................................  2,346,000   2,355,102
  6.50%, 5/15/05.........................................  2,460,000   2,485,609
  7.25%, 8/15/04.........................................    825,000     873,081
  9.375%, 2/15/06........................................  1,055,000   1,278,006
                                                                     -----------
                                                                       6,991,798
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
  (COST $14,119,619).....................................             14,329,542
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (16.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (16.0%)
 Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25...................... $  519,094 $   547,320
  Gold Pool #C80328, 7.50%, 7/1/25......................    212,837     213,568
  Gold Pool #C80370, 6.50%, 12/1/25.....................     67,296      64,478
  Gold Pool #D61891, 7.50%, 7/1/25......................  1,130,519   1,134,405
  Gold Pool #D63857, 6.50%, 9/1/25......................    671,811     643,679
  Gold Pool #D66220, 6.50%, 12/1/25.....................    465,055     445,581
                                                                    -----------
                                                                      3,049,031
-------------------------------------------------------------------------------
 Federal National Mortgage Association Series:
  93-87 H, CMO, REMIC, 6.50%, 10/25/21..................    259,000     253,801
  93-136 PD, CMO, REMIC,
    6.25%, 11/25/21.....................................    206,000     198,823
  93-139 H, CMO, REMIC,
    6.75%, 12/25/21.....................................    186,000     184,988
                                                                    -----------
                                                                        637,612
-------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS
  (COST $3,670,825).....................................              3,686,643
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.3%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.3%)
 Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25 .............................................    113,439     109,361
 Case Equipment Loan Trust, Series 95-A A 7.30%,
   3/15/02..............................................    254,201     257,648
 Citibank Credit Card Master Trust, Series A 7.25%,
   4/7/08...............................................    360,000     368,778
 MMCAT Automobile Trust, Series 95-1 A 5.70%, 11/15/00..    331,281     331,242
 Union Acceptance Corp., Series 95-B A 6.575%, 7/10/02..    436,055     438,860
 World Financial Network Credit Card,
   Series 96-B A 6.95%, 4/15/06.........................    405,000     411,957
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
  (COST $1,896,173).....................................              1,917,846
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS (10.7%)
--------------------------------------------------------------------------------
BANKS (0.6%)
 NationsBank Corp. 5.125%, 9/15/98....................... $  150,000 $   147,750
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.7%)
 Associates Corp. N. A. 6.75%, 7/15/01...................     75,000      75,750
 Lehman Brothers, Inc. 9.875%, 10/15/00..................    395,000     436,969
 Progressive Corporation 7.30%, 6/1/06...................    100,000     102,750
                                                                     -----------
                                                                         615,469
--------------------------------------------------------------------------------
INDUSTRIAL (2.7%)
 Aetna Services, Inc. 6.75%, 8/15/01.....................    100,000     100,875
 Lockheed Martin Corp. 7.75%, 5/1/26.....................    170,000     175,313
 Marriott International, Series B 7.875%, 4/15/05........    170,000     176,800
 Nabisco, Inc. 7.55%, 6/15/15............................    170,000     166,812
                                                                     -----------
                                                                         619,800
--------------------------------------------------------------------------------
RETAIL (0.4%)
 J.C. Penney & Co. 5.375%, 11/15/98......................     15,000      14,812
 May Department Stores 7.15%, 8/15/04....................     70,000      71,050
 Walmart Stores 5.50%, 9/15/97...........................     15,000      14,960
                                                                     -----------
                                                                         100,822
--------------------------------------------------------------------------------
UTILITIES (2.7%)
 Pacific Bell Telephone 6.25%, 3/1/05....................    255,000     245,119
 Pacific Gas & Electric 5.875%, 10/1/05..................    260,000     241,800
 U.S. West Cap Funding, Inc. 6.75%, 10/1/05..............    140,000     137,550
                                                                     -----------
                                                                         624,469
--------------------------------------------------------------------------------
YANKEE BONDS (1.6%)
 Carnival Cruise Lines 7.20%, 10/1/23....................     75,000      71,906
 Province of Ontario
  7.00%, 8/4/05..........................................    145,000     147,356
  7.625%, 6/22/04........................................    145,000     152,975
                                                                     -----------
                                                                         372,237
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,449,079)......................................              2,480,547
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.7%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96 to be repurchased at $402,062, collateralized
   by $388,577 of various U.S. Treasury Notes, 5.875%-
   7.75%, due 3/31/99-11/30/99, valued at $402,001 (COST
   $402,000)............................................ $  402,000 $   402,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.7%)
  (COST $22,537,696) (A)................................             22,816,578
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.3%).....................                301,462
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $23,118,040
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    +    See Note A to Financial Statements.
  CMO    Collateralized Mortgage Obligation
REMIC    Real Estate Mortgage Investment Conduit
   (a) The cost for federal income tax purposes was $22,582,343. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $234,235. This consisted of aggregate gross unrealized appreciation for all securities of $275,612 and aggregate gross unrealized depreciation for all securities of $41,377.


   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (98.1%)
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 General Motors Corp......................................... 11,500 $   619,563
--------------------------------------------------------------------------------
BANKS (6.0%)
 Bank of Boston Corp......................................... 15,150     969,600
 Bankers Trust New York Corp.................................  8,900     752,050
 First Commerce Corp......................................... 16,674     591,927
 Mellon Bank Corp. .......................................... 22,000   1,432,750
                                                                     -----------
                                                                       3,746,327
--------------------------------------------------------------------------------
BASIC RESOURCES (1.2%)
 Olsten Corp................................................. 36,000     720,000
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Philip Morris Cos., Inc..................................... 12,800   1,185,600
 Pioneer Hi-Bred International, Inc.......................... 16,800   1,127,700
 *Ryan's Family Steak House, Inc............................. 46,800     333,450
                                                                     -----------
                                                                       2,646,750
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.4%)
 Aviall, Inc................................................. 45,200     412,450
 *IMO Industries, Inc. ...................................... 65,200     293,400
 Magna International, Inc., Class A.......................... 15,600     781,950
                                                                     -----------
                                                                       1,487,800
--------------------------------------------------------------------------------
CHEMICALS (2.5%)
 Akzo N.V. ADR............................................... 25,100   1,584,438
--------------------------------------------------------------------------------
CONSTRUCTION (1.2%)
 Owens-Corning Fiberglass Corp............................... 19,000     736,250
--------------------------------------------------------------------------------
ELECTRONICS (1.3%)
 *MEMC Electronic Materials, Inc............................. 42,900     831,187
--------------------------------------------------------------------------------
ENERGY (9.3%)
 Mitchell Energy & Development Corp., Class B................ 76,970   1,597,128
 Occidental Petroleum Corp................................... 30,700     752,150
 *Stone Energy Corp.......................................... 57,400   1,205,400
 Ultramar Corp............................................... 30,300     867,337
 YPF S.A. ADR................................................ 60,200   1,369,550
                                                                     -----------
                                                                       5,791,565
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.9%)
 Dean Witter Discover and Co................................ 21,300 $ 1,254,037
 Lehman Brothers Holdings, Inc. ............................ 47,100   1,183,388
                                                                    -----------
                                                                      2,437,425
-------------------------------------------------------------------------------
HEALTH CARE (1.6%)
 Foundation Health Corp..................................... 19,400     579,575
 *Humana, Inc. ............................................. 21,400     390,550
                                                                    -----------
                                                                        970,125
-------------------------------------------------------------------------------
INDUSTRIAL (2.1%)
 *Global Industrial Technologies, Inc....................... 68,590   1,277,489
-------------------------------------------------------------------------------
INSURANCE (1.1%)
 CIGNA Corp.................................................  5,400     704,700
-------------------------------------------------------------------------------
METALS (1.8%)
 Cincinnati Milacron, Inc. ................................. 45,500     870,187
 Huntco, Inc., Class A......................................  1,000      17,875
 Steel Technologies, Inc. .................................. 18,800     237,350
                                                                    -----------
                                                                      1,125,412
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.6%)
 Loews Corp. ............................................... 11,400     941,925
 Whitman Corp. ............................................. 27,200     659,600
                                                                    -----------
                                                                      1,601,525
-------------------------------------------------------------------------------
PAPER & PACKAGING (6.2%)
 Rayonier, Inc. ............................................  7,936     314,464
 *Shorewood Packaging Corp. ................................ 74,490   1,405,999
 Willamette Industries ..................................... 31,600   2,117,200
                                                                    -----------
                                                                      3,837,663
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.5%)
 American Home Products Corp. .............................. 24,100   1,476,125
 Becton, Dickinson & Co. ................................... 22,900     996,150
 Mylan Laboratories, Inc. .................................. 30,700     464,337
 SmithKline Beecham plc ADR ................................ 17,300   1,083,413
                                                                    -----------
                                                                      4,020,025
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (7.3%)
 American Stores Co. ......................................  29,000 $ 1,199,875
 Dayton-Hudson Corp. ......................................  19,150     663,069
 Dillard Department Stores, Class A........................  22,500     714,375
 Gap, Inc. ................................................  20,700     600,300
 *Venture Stores, Inc. ....................................  66,400     224,100
 *Waban, Inc. .............................................  42,700   1,115,537
                                                                    -----------
                                                                      4,517,256
-------------------------------------------------------------------------------
SERVICES (2.3%)
 Bowne & Co., Inc. ........................................  60,800   1,421,200
-------------------------------------------------------------------------------
TECHNOLOGY (18.4%)
 *Adaptec, Inc. ...........................................  25,400   1,543,050
 *Advanced Micro Devices, Inc. ............................  92,400   1,640,100
 *Avid Technology, Inc. ...................................  53,800     726,300
 *Computer Network Technology Corp. .......................  62,100     333,787
 Intelligent Electronics, Inc. ............................ 130,400   1,124,700
 *Planar Systems, Inc. ....................................  53,500     541,688
 *Policy Management Systems................................  26,700     961,200
 *Sequent Computer Systems, Inc. .......................... 100,800   1,486,800
 *Sterling Software, Inc. .................................  53,196   1,728,870
 *Systems & Computer Technology Corp. .....................  64,500     903,000
 *3D Systems Corp. ........................................  43,500     424,125
                                                                    -----------
                                                                     11,413,620
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.0%)
 NYNEX Corp. ..............................................  19,500     867,750
 Nokia Corp. ADR ..........................................  39,900   1,850,362
 Pacific Telesis Group.....................................  38,700   1,315,800
 Sprint Corp. .............................................  24,100     945,925
                                                                    -----------
                                                                      4,979,837
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Delta Woodside Industries, Inc. ..........................  79,000     454,250
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (3.4%)
 Airborne Freight Corp. ...............................     43,600 $   866,550
 APL Ltd. .............................................     56,500   1,243,000
                                                                   -----------
                                                                     2,109,550
-------------------------------------------------------------------------------
UTILITIES (3.1%)
 GPU, Inc. ............................................     23,200     762,700
 Illinova Corp. .......................................     21,800     594,050
 Southern New England Telecommunications Corp. ........     14,900     555,025
                                                                   -----------
                                                                     1,911,775
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $57,962,499)...................................             60,945,732
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $3,503,543,
   collateralized by $3,386,036 of various U.S.
   Treasury Notes, 5.875%-7.75%, due 3/31/99-11/30/99,
   valued at $3,503,008 (COST $3,503,000).............. $3,503,000   3,503,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.7%)
  (COST $61,465,499) (A)...............................             64,448,732
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-3.7%)..............................................             (2,278,719)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $62,170,013
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
  *    Non-Income Producing Security.
ADR    American Depositary Receipt
 (a) The cost for federal income tax purposes was $61,472,542. At October 31, 1996, net unrealized appreciation for all securities based on tax cost was $2,976,190. This consisted of aggregate gross unrealized ap-preciation for all securities of $5,797,605 and aggregate gross unrealized depreciation for all securities of $2,821,415.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1996

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
ARGENTINA (2.7%)
 YPF S.A. ADR............................................... 109,700 $ 2,495,675
--------------------------------------------------------------------------------
AUSTRALIA (2.6%)
 Westpac Banking Corp....................................... 312,000   1,780,272
 Westpac Banking Corp. ADR..................................  20,100     570,337
                                                                     -----------
                                                                       2,350,609
--------------------------------------------------------------------------------
CANADA (5.7%)
 Alcan Aluminium Ltd........................................  33,700   1,105,989
 Canadian Imperial Bank of Commerce.........................  38,240   1,588,698
 Seagram Co., Ltd...........................................  31,830   1,198,937
 West Coast Energy, Inc. ...................................  25,000     413,031
 West Coast Energy, Inc. ADR................................  52,600     867,900
                                                                     -----------
                                                                       5,174,555
--------------------------------------------------------------------------------
CHINA (2.0%)
 *Huaneng Power International, Inc. ADR..................... 118,000   1,799,500
--------------------------------------------------------------------------------
FINLAND (4.8%)
 Nokia AB...................................................  81,300   3,839,645
 Nokia AB, Series A.........................................  11,100     512,964
                                                                     -----------
                                                                       4,352,609
--------------------------------------------------------------------------------
FRANCE (6.8%)
 Alcatel Alsthom............................................  18,615   1,588,224
 Alcatel Alsthom ADR........................................  22,926     389,742
 Coflexip...................................................  23,000   1,056,788
 Coflexip ADR...............................................  44,334     997,515
 PSA Peugeot S.A............................................  11,665   1,216,673
 Total S.A., Class B........................................  11,850     927,325
                                                                     -----------
                                                                       6,176,267
--------------------------------------------------------------------------------
GERMANY (5.3%)
 Bayer AG...................................................  47,650   1,800,846
 Bayer AG ADR...............................................  29,900   1,130,632
 Commerzbank AG.............................................  40,000     897,258
 Commerzbank AG ADR.........................................  21,600     967,801
                                                                     -----------
                                                                       4,796,537
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG (8.8%)
 Cathay Pacific Airways Ltd...............................   835,000 $ 1,306,763
 Cathay Pacific Airways Ltd. ADR..........................    67,800     530,487
 DSG International Ltd....................................    71,916     827,034
 *Guangshen Railway Co., Ltd. ADR.........................    60,000   1,117,500
 Hong Kong Electric Holdings..............................   240,000     768,266
 Hong Kong Electric Holdings ADR..........................   244,800     783,556
 HSBC Holdings plc........................................    23,100     484,891
 HSBC Holdings plc (75p)..................................   108,000   2,200,034
                                                                     -----------
                                                                       8,018,531
--------------------------------------------------------------------------------
IRELAND (3.2%)
 *Elan Corp. plc ADR......................................   106,820   2,964,255
--------------------------------------------------------------------------------
ISRAEL (1.8%)
 Teva Pharmaceutical Industries Ltd. ADR..................    40,000   1,670,000
--------------------------------------------------------------------------------
ITALY (1.1%)
 *Montedison S.p.A. ...................................... 1,270,580     831,793
 *Montedison S.p.A. ADR...................................    32,634     216,200
                                                                     -----------
                                                                       1,047,993
--------------------------------------------------------------------------------
JAPAN (18.2%)
 Amada Co., Ltd. .........................................    78,000     672,118
 Amada Co., Ltd. ADR......................................    21,350     735,817
 Credit Saison Co.........................................    79,500   1,838,433
 Hitachi Ltd..............................................   108,000     959,114
 Hitachi Ltd. ADR.........................................     8,100     723,938
 Ito-Yokado Co., Ltd......................................    17,000     849,029
 Ito-Yokado Co., Ltd. ADR.................................     4,700     935,300
 Kao Corp.................................................    34,000     400,598
 Kao Corp. ADR............................................     6,428     757,299
 Mitsubishi Electric Corp. ...............................   160,000     927,108
 Mitsubishi Electric Corp. ADR............................    14,400     834,323
 Mitsui & Co., Ltd. ADR...................................     4,900     788,900
 Mitsui Fire & Marine Insurance...........................    82,000     533,544
 Mitsui Fire & Marine Insurance ADR.......................    10,630     691,594

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nissan Motor Co., Ltd...................................    52,000 $   393,669
 Nissan Motor Co., Ltd. ADR..............................    34,200     513,000
 Sanwa Bank Ltd..........................................    13,000     221,753
 Sanwa Bank Ltd. ADR.....................................     4,000     682,257
 Sony Corp. ADR..........................................    13,320     804,195
 Toyota Motor Corp.......................................    51,000   1,206,278
 Toyota Motor Corp. ADR..................................    23,584   1,114,344
                                                                    -----------
                                                                     16,582,611
-------------------------------------------------------------------------------
KOREA (3.0%)
 L.G. Electronics, Inc...................................    60,936   1,005,740
 Pohang Iron & Steel Co., Ltd............................    13,700     875,370
 Pohang Iron & Steel Co., Ltd. ADR.......................    42,000     871,500
                                                                    -----------
                                                                      2,752,610
-------------------------------------------------------------------------------
MEXICO (4.4%)
 *Grupo Industrial Durango ADR...........................   257,000   2,794,875
 Telefonos de Mexico S.A. ADR, Class L...................    39,800   1,213,900
                                                                    -----------
                                                                      4,008,775
-------------------------------------------------------------------------------
NETHERLANDS (5.5%)
 Akzo Nobel N.V..........................................    22,715   2,861,964
 Akzo Noble N.V. ADR.....................................     2,500     157,812
 Philips Electronics N.V. ...............................    58,200   2,051,011
                                                                    -----------
                                                                      5,070,787
-------------------------------------------------------------------------------
PHILIPPINES (0.6%)
 Philippine Long Distance Telephone Co. .................     8,500     510,194
-------------------------------------------------------------------------------
PORTUGAL (1.1%)
 Banco Comercial Portugues S.A. .........................    34,900     433,399
 Banco Comercial Portugues S.A. ADR......................    42,820     524,545
                                                                    -----------
                                                                        957,944
-------------------------------------------------------------------------------
SPAIN (3.5%)
 Banco Santander S.A. ...................................    20,400   1,047,754
 Repsol S.A. ............................................    64,230   2,097,686
 Repsol S.A. ADR.........................................     2,000      65,250
                                                                    -----------
                                                                      3,210,690
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SWITZERLAND (3.2%)
 Nestle S.A. ADR.........................................    17,000 $   927,172
 Nestle S.A. (Registered)................................     1,835   1,996,082
                                                                    -----------
                                                                      2,923,254
-------------------------------------------------------------------------------
UNITED KINGDOM (14.9%)
 British Steel plc.......................................   751,300   2,090,510
 British Steel plc ADR...................................     8,500     233,750
 Carlton Communications plc..............................   170,787   1,367,297
 Carlton Communications plc ADR..........................    29,500   1,202,125
 Grand Metropolitan plc..................................   156,270   1,178,605
 Grand Metropolitan plc ADR..............................    21,300     652,313
 RTZ Corp. plc ADR.......................................    14,600     945,350
 RTZ Corp. plc (Registered)..............................    79,780   1,275,467
 SmithKline Beecham plc ADR..............................    37,390   2,341,549
 *Waste Management International plc.....................   417,500   1,902,205
 *Waste Management International plc ADR.................    43,900     400,587
                                                                    -----------
                                                                     13,589,758
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (99.2%)
  (COST $85,748,857).....................................            90,453,154
-------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

                                                            FACE
                                                           AMOUNT    VALUE+
------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.6%)
------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.6%)
 Chase Securities, Inc., 5.58%, dated 10/31/96, due
   11/1/96, to be repurchased at $601,093, collateralized
   by $580,933 of various U.S. Treasury Notes, 5.875%-
   7.75%, due 3/31/99-11/30/99, valued at $601,001
   (COST $601,000)....................................... $601,000 $   601,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%)
  (COST $86,349,857) (A).................................           91,054,154
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)......................              169,719
------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $91,223,873
------------------------------------------------------------------------------
------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
  *    Non-Income Producing Security.
ADR    American Depositary Receipt
 (a) The cost for federal income tax purposes was $86,355,424. At October 31, 1996, net unrealized appreciaton for all securities based on tax cost was $4,698,730. This consisted of aggregate gross unrealized appreciation for all securities of $11,937,446 and aggregate gross unrealized depreciation for all securities of $7,238,716.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1996

At October 31, 1996, sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive.................................................   3.1%  $ 2,844,018
Banks......................................................   5.5     5,040,284
Basic Resources............................................   8.9     8,141,473
Beverages, Food & Tobacco..................................   3.9     3,515,387
Broadcasting & Publishing..................................   1.3     1,202,125
Capital Equipment..........................................  12.3    11,206,955
Chemicals..................................................   7.4     6,783,048
Consumer Durables..........................................   9.0     8,252,315
Electronics................................................   5.5     5,024,727
Energy.....................................................   9.4     8,566,732
Financial Services.........................................   9.0     8,197,148
Health Care................................................   8.6     7,802,838
Home Furnishings & Appliances..............................   0.9       804,195
Insurance..................................................   0.6       533,544
Metals.....................................................   2.3     2,051,339
Multi-Industry.............................................   0.2       216,200
Retail.....................................................   1.0       935,300
Repurchase Agreement.......................................   0.7       601,000
Services...................................................   1.8     1,637,928
Telecommunications.........................................   2.8     2,581,197
Transportation.............................................   3.2     2,954,751
Utilities..................................................   2.4     2,161,650
-------------------------------------------------------------------------------
  Total Investments........................................  99.8%  $91,054,154
Other Assets and Liabilities (Net).........................   0.2       169,719
-------------------------------------------------------------------------------
  Net Assets............................................... 100.0%  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

                                            MCKEE        MCKEE        MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Value
   (Cost $22,537,696; $61,465,499;
   $86,349,857, respectively)........... $22,816,578  $64,448,732  $91,054,154
 Foreign Currency, at Value
   (Cost $173,720)......................         --           --       179,135
 Cash...................................         640          305          468
 Receivable for Portfolio Shares Sold...      12,295      165,841        1,387
 Dividends Receivable...................         --        61,621       37,793
 Foreign Withholding Tax Reclaim
   Receivable...........................         --           --        72,449
 Interest Receivable....................     327,998          543           93
 Other Assets...........................       3,838        1,743          233
-------------------------------------------------------------------------------
  Total Assets..........................  23,161,349   64,678,785   91,345,712
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --     2,431,533          --
 Payable for Investment Advisory Fees...       8,350       32,990       55,046
 Payable for Administrative Fees........       7,304        8,371       13,839
 Payable for Custodian Fees.............       2,803        5,878       25,868
 Payable for Directors' Fees............         632          753          901
 Other Liabilities......................      24,220       29,247       26,185
-------------------------------------------------------------------------------
  Total Liabilities.....................      43,309    2,508,772      121,839
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $22,824,028  $56,846,274  $85,371,982
 Undistributed Net Investment Income....     146,402       67,031       61,752
 Accumulated Net Realized Gain (Loss)...    (131,272)   2,273,475    1,082,642
 Unrealized Appreciation................     278,882    2,983,233    4,707,497
-------------------------------------------------------------------------------
NET ASSETS.............................. $23,118,040  $62,170,013  $91,223,873
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding
   ($0.001par value) (Authorized
   25,000,000)..........................   2,185,220    4,647,807    8,644,787
 Net Asset Value, Offering and
   Redemption Price Per Share........... $     10.58  $     13.38  $     10.55
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1996

                                   MCKEE                 MCKEE              MCKEE
                                    U.S.               DOMESTIC         INTERNATIONAL
                                 GOVERNMENT             EQUITY             EQUITY
                                 PORTFOLIO             PORTFOLIO          PORTFOLIO
-------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................            $     --             $  652,628   $1,746,472
 Interest..................              973,470                52,220       84,851
 Less: Foreign Taxes
   Withheld................                  --                    --      (133,611)
-------------------------------------------------------------------------------------
  Total Income.............              973,470               704,848    1,697,712
-------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--
   Note B
  Basic Fees...............  $ 66,953             $238,237                  618,081
  Less: Fees Waived........   (18,140)    48,813   (15,445)    222,792          --
                             --------             --------
 Administrative Fees--Note
   C.......................               67,641                74,694      137,744
 Custodian Fees--Note D....                5,629                13,544       61,425
 Audit Fees................               11,495                12,589       13,632
 Directors' Fees--Note G...                3,199                 2,977        3,574
 Registration and Filing
   Fees....................               17,924                23,067       26,576
 Printing Fees.............               10,419                10,393       10,236
 Other Expenses............                4,266                 5,080       18,358
-------------------------------------------------------------------------------------
  Total Expenses...........              169,386               365,136      889,626
 Expense Offset--Note A....                 (299)               (1,441)      (1,922)
-------------------------------------------------------------------------------------
  Net Expenses.............              169,087               363,695      887,704
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME......              804,383               341,153      810,008
-------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  ON:
 Investments...............             (129,588)            2,272,594    1,109,876
 Foreign Exchange
   Transactions............                  --                    --       (24,301)
-------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN
  (LOSS) ON INVESTMENTS AND
  FOREIGN EXCHANGE
  TRANSACTIONS.............             (129,588)            2,272,594    1,085,575
-------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION
  ON:
 Investments...............              169,467             2,835,631    4,696,692
 Foreign Exchange
   Translation.............                  --                    --         3,201
-------------------------------------------------------------------------------------
TOTAL NET CHANGE IN
  UNREALIZED
  APPRECIATION/DEPRECIATION..            169,467             2,835,631    4,699,893
-------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN
  EXCHANGE TRANSACTIONS....               39,879             5,108,225    5,785,468
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM
  OPERATIONS...............            $ 844,262            $5,449,378   $6,595,476
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED   MARCH 2, 1995**
                                                     OCTOBER 31,         TO
                                                        1996      OCTOBER 31, 1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $   804,383     $  109,234
 Net Realized Gain (Loss)..........................     (129,588)        73,427
 Net Change in Unrealized
   Appreciation/Depreciation.......................      169,467        109,415
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.....................................      844,262        292,076
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................     (688,019)       (81,080)
 Net Realized Gain.................................      (73,227)           --
----------------------------------------------------------------------------------
  Total Distributions..............................     (761,246)       (81,080)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular...................................   16,987,714      6,209,516
   --In Lieu of Cash Distributions.................      756,964         78,956
 Redeemed..........................................     (778,902)      (430,220)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....   16,965,776      5,858,252
----------------------------------------------------------------------------------
 Total Increase....................................   17,048,792      6,069,248
Net Assets:
 Beginning of Period...............................    6,069,248            --
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $146,402 and $27,954,
   respectively)...................................  $23,118,040     $6,069,248
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued....................................    1,622,458        597,331
  In Lieu of Cash Distributions....................       72,730          7,457
  Shares Redeemed..................................      (74,046)       (40,710)
----------------------------------------------------------------------------------
                                                       1,621,142        564,078
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

**  Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   MARCH 2, 1995**
                                                      YEAR ENDED         TO
                                                      OCTOBER 31,    OCTOBER 31,
                                                         1996           1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   341,153    $   27,257
 Net Realized Gain..................................    2,272,594       161,135
 Net Change in Unrealized
   Appreciation/Depreciation........................    2,835,631       147,602
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations......................................    5,449,378       335,994
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (279,306)      (23,915)
 Net Realized Gain..................................     (158,413)          --
----------------------------------------------------------------------------------
  Total Distributions...............................     (437,719)      (23,915)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   51,350,923     6,181,487
   --In Lieu of Cash Distributions..................      437,720        23,915
 Redeemed...........................................   (1,057,419)      (90,351)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......   50,731,224     6,115,051
----------------------------------------------------------------------------------
 Total Increase.....................................   55,742,883     6,427,130
Net Assets:
 Beginning of Period................................    6,427,130           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net
   investment income of $67,031 and $3,342,
   respectively)....................................  $62,170,013    $6,427,130
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................    4,134,152       567,561
 In Lieu of Cash Distributions......................       35,299         2,131
 Shares Redeemed....................................      (83,413)       (7,923)
----------------------------------------------------------------------------------
                                                        4,086,038       561,769
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

**  Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1996         1995
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   810,008  $   748,047
 Net Realized Gain.....................................    1,085,575    1,574,817
 Net Change in Unrealized Appreciation/Depreciation....    4,699,893   (1,166,869)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
    Operations.........................................    6,595,476    1,155,995
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (769,177)    (609,199)
 Net Realized Gain.....................................   (1,669,691)         --
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,438,868)    (609,199)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   12,382,787   36,598,377
   --In Lieu of Cash Distributions.....................    2,274,394      522,672
 Redeemed..............................................   (2,482,687)     (32,205)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   12,174,494   37,088,844
----------------------------------------------------------------------------------
 Total Increase........................................   16,331,102   37,635,640
Net Assets:
 Beginning of Period...................................   74,892,771   37,257,131
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
   income of $61,752 and $41,376, respectively)........  $91,223,873  $74,892,771
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    1,200,799    3,831,599
  In Lieu of Cash Distributions........................      224,800       51,830
  Shares Redeemed......................................     (244,706)      (3,054)
----------------------------------------------------------------------------------
                                                           1,180,893    3,880,375
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                MARCH 2, 1995**
                                                   YEAR ENDED         TO
                                                   OCTOBER 31,    OCTOBER 31,
                                                      1996           1995
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $ 10.76        $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........................       0.46          0.28
 Net Realized and Unrealized Gain (Loss).........      (0.07)++       0.71
-------------------------------------------------------------------------------
  Total From Investment Operations...............       0.39          0.99
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................      (0.44)        (0.23)
 Net Realized Gain...............................      (0.13)          --
-------------------------------------------------------------------------------
  Total Distributions............................      (0.57)        (0.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...................    $ 10.58        $10.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+....................................       3.77%         9.96%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)............    $23,118        $6,069
Ratio of Expenses to Average Net Assets..........       1.13%         0.89%*
Ratio of Net Investment Income to Average Net
  Assets.........................................       5.39%         5.39%*
Portfolio Turnover Rate..........................         83%          104%
-------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share..............................    $  0.01        $ 0.10
Ratio of Expenses to Average Net Assets Including
  Expense Offsets................................       1.13%         0.85%*
-------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
++ The amount shown for the year ended October 31, 1996 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               MARCH 2, 1995**
                                                   YEAR ENDED        TO
                                                   OCTOBER 31,   OCTOBER 31,
                                                      1996          1995
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............   $ 11.44       $10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................      0.10         0.08
 Net Realized and Unrealized Gain.................      2.08         1.43
------------------------------------------------------------------------------
  Total From Investment Operations................      2.18         1.51
------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income............................     (0.09)       (0.07)
 Net Realized Gain................................     (0.15)         --
------------------------------------------------------------------------------
  Total Distributions.............................     (0.24)       (0.07)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................   $ 13.38       $11.44
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN+.....................................     19.31%       15.13%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............   $62,170       $6,427
Ratio of Expenses to Average Net Assets...........      0.99%        1.08%*
Ratio of Net Investment Income to Average Net
  Assets..........................................      0.93%        1.12%*
Portfolio Turnover Rate...........................        42%          27%
Average Commission Rate#..........................   $0.0482          N/A
------------------------------------------------------------------------------
Voluntary Waived Fees and Expenses Assumed by the
  Adviser Per Share...............................   $  0.00       $ 0.11
Ratio of Expenses to Average Net Assets Including
  Expense Offsets.................................      0.99%        1.00%
------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and ex-penses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                               YEARS ENDED      MAY 26, 1994**
                                               OCTOBER 31,            TO
                                             ----------------    OCTOBER 31,
                                              1996     1995          1994
------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........ $ 10.03  $ 10.40      $ 10.00
------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................    0.09     0.11         0.04
 Net Realized and Unrealized Gain (Loss)....    0.73    (0.39)+       0.39
------------------------------------------------------------------------------
  Total From Investment Operations..........    0.82    (0.28)        0.43
------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income......................   (0.09)   (0.09)       (0.03)
 Net Realized Gain..........................   (0.21)     --           --
------------------------------------------------------------------------------
  Total Distributions.......................   (0.30)   (0.09)       (0.03)
------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............. $ 10.55  $ 10.03      $ 10.40
------------------------------------------------------------------------------
------------------------------------------------------------------------------
TOTAL RETURN................................    8.29%  (2.69)%        4.31%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....... $91,224  $74,893      $37,257
Ratio of Expenses to Average Net Assets.....    1.01%    0.97%        1.12%*
Ratio of Net Investment Income to Average
  Net Assets................................    0.92%    1.16%        0.97%*
Portfolio Turnover Rate.....................       9%       7%          11%
Average Commission Rate#.................... $0.0560      N/A          N/A
------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets
  Including Expense Offsets.................    1.01%    0.96%         N/A
------------------------------------------------------------------------------

 *  Annualized
**  Commencement of Operations.
 + The amount shown for the year ended October 31, 1995 for a share outstand-ing throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the invest-ments of the Portfolio.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are reg-istered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are non-diversified, open-end management investment companies. At October 31, 1996, the UAM Funds were composed of forty active portfolios. The financial state-ments of the remaining portfolios are presented separately. The objectives of the McKee Portfolios are as follows:

    MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

    MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securi-ties of U.S. issuers.

    MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized

                                MCKEE PORTFOLIOS
  cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provi-sion for Federal income taxes is required in the financial statements.

    The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The McKee International Equity Portfolio accrues such taxes when the related income is earned.

    At October 31, 1996, the McKee U.S. Government Portfolio had available $86,623 of capital loss carryover for Federal income tax purposes, which will expire on October 31, 2004.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving re-purchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the pro-ceeds in satisfaction of the obligation. In the event of default or bank-ruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash bal-ances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collat-eral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the

                               MCKEE PORTFOLIOS
  securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange con-tracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward cur-rency contract is an agreement between two parties to buy and sell cur-rency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recog-nizes realized gain or loss when the contract is closed, equal to the dif-ference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

    6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distrib-ute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are re-corded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These dif-ferences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and for for-eign currency transactions.

                               MCKEE PORTFOLIOS

    Permanent book and tax basis differences relating to shareholder distri-butions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   MCKEE PORTFOLIOS                                      INCOME     GAIN (LOSS)
   ----------------                                  -------------- ------------
   U.S. Government..................................    $  2,084      $(2,084)
   Domestic Equity..................................    $  1,842      $(1,842)
   International Equity.............................    $(20,455)     $20,455

    Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Dis-counts and premiums on securities purchased are amortized using the effec-tive yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain ex-penses are apportioned among the portfolios of the UAM Funds and AEW Com-mercial Mortgage Securities Fund, Inc. ("AEW"), an affiliated closed-end management investment company, based on their relative net assets. Custo-dian fees for the Portfolios have been increased to include expense off-sets for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the McKee U.S. Government Portfolio, McKee Do-mestic Equity Portfolio and McKee International Equity Portfolio, respective-ly. Effective March 1, 1996, the Adviser has discontinued waiving a portion of its advisory fees and assuming expenses for the McKee U.S. Government Portfo-lio and McKee Domestic Equity Portfolio. Prior to March 1, 1996, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operat-ing expenses, after

                               MCKEE PORTFOLIOS
the effect of expense offset arrangements, from exceeding 0.85% and 1.00% of average daily net assets for the McKee U.S. Government Portfolio and McKee Do-mestic Equity Portfolio, respectively.

  C. ADMINISTRATION SERVICES: Effective April 15, 1996, UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds and AEW under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 bil-lion of the combined aggregate net assets; plus 0.05% of the combined aggre-gate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually af-ter two years. For Portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04%, 0.04% and 0.06% of average daily net assets for the McKee U.S. Government Portfolio, McKee Domestic Equity Portfo-lio, and McKee International Equity Portfolio, respectively. Also effective April 15, 1996, the Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain servic-es, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period April 15, 1996 to October 31, 1996, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to
CGFSC:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $44,650       $40,022
Domestic Equity.....................................     50,173        38,491
International Equity................................     86,466        56,555

  Prior to April 15, 1996, CGFSC, served as the administrator to the UAM Funds and AEW. For its services as administrator CGFSC received annual fees, com-puted daily and payable monthly, based on the combined aggregate average daily net assets of the UAM Funds and AEW, as follows: 0.20% of the first $200

                               MCKEE PORTFOLIOS
million of the combined aggregate net assets; plus 0.12% of the next $800 mil-lion of the combined aggregate net assets; plus 0.08% of the combined aggre-gate net assets in excess of $1 billion but less than $3 billion; plus 0.06% of the combined aggregate net assets in excess of $3 billion. The fees were allocated among the portfolios of the UAM Funds and AEW on the basis of their relative net assets and were subject to a graduated minimum fee schedule per portfolio which rose from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For the period November 1, 1995 to April 15, 1996, CGFSC earned the following amounts from the Portfolios as Administrator:

                                                                  ADMINISTRATION
MCKEE PORTFOLIOS                                                       FEES
----------------                                                  --------------
U.S. Government..................................................    $22,991
Domestic Equity..................................................     24,521
International Equity.............................................     51,278

  D. CUSTODIAN: Effective July 17, 1996, The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. For the period July 17, 1996 to October 31, 1996, the amount charged to the Portfolios by the Bank aggregated the following:

                                                                       CUSTODIAN
MCKEE PORTFOLIOS                                                         FEES
----------------                                                       ---------
U.S. Government.......................................................  $ 1,977
Domestic Equity.......................................................    4,037
International Equity..................................................   18,333

  As of October 31, 1996, all of these amounts are unpaid.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

  F. PURCHASES AND SALES: For the year ended October 31, 1996, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 4,781,420 $   799,194
Domestic Equity......................................... $64,876,783 $15,268,198
International Equity.................................... $17,794,935 $ 7,495,055

                               MCKEE PORTFOLIOS

  Purchases and sales of long-term U.S. Government securities were $23,907,124 and $10,646,817, respectively, for the McKee U.S. Government Portfolio. There were no long-term purchases and sales of U.S. Government securities for the McKee Domestic Equity and the McKee International Equity Portfolios.

  G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated per-son, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and AEW, and reimbursement of expenses incurred in attending Board meetings.

  H. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to par-ticipate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capi-tal shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 1/10th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended Oc-tober 31, 1996, the Portfolios had no borrowings under the agreement.

  I. OTHER: At October 31, 1996, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       1        75.6%
Domestic Equity..........................................       2        75.7%
International Equity.....................................       4        51.2%

  At October 31, 1996, the net assets of the McKee International Equity Port-folio was substantially composed of foreign denominated securities and/or cur-rency. Changes in currency exchange rates will affect the value of and invest-ment income from such securities and currency.

  Foreign security and currency transactions may involve certain considera-tions and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of UAM Funds, Inc. and the Shareholders of McKee U.S. Government Portfolio
McKee Domestic Equity Portfolio
McKee International Equity Portfolio

  In our opinion, the accompanying statements of assets and liabilities, in-cluding the portfolios of investments, and the related statements of opera-tions and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1996, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our respon-sibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and per-form the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the ap-plication of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 9, 1996

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

  Foreign taxes accrued during the fiscal year ended October 31, 1996 the Mc-Kee International Equity Portfolio amounting to $133,611 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Divi-dend for the year ending December 31, 1996, which shareholders of the McKee International Equity Portfolio will receive in late January 1997. In addition, for the year ended October 31, 1996, gross income derived from sources within foreign countries amounted to $1,746,748 for the McKee International Equity Portfolio.

  For the year ended October 31, 1996, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 21.2% and 0.9% for the McKee Domestic Equity Portfolio and McKee International Equity Portfolio, respectively.

               APPENDIX -- DESCRIPTION OF SECURITIES AND RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:
  Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa -- Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protec-tive elements may be of greater amplitude or there may be other elements pres-ent which make the long-term risks appear somewhat larger than in Aaa securi-ties.

  Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating cate-gories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

  A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving se-curity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of in-terest and principal payments may be very moderate, and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of posi-tion characterizes bonds in this class.

  B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

  C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:
  AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay princi-pal and interest.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay princi-pal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Debt rated BBB is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

  BB, B, CCC, CC -- Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse con-ditions.

  C -- The rating C is reserved for income bonds on which no interest is being paid.

  D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                                     PART C

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                        POST-EFFECTIVE AMENDMENT NO. 44

                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (A)  Financial Statements

          Incorporated by reference to Post-Effective Amendment No. 43 (in Part
          A) for the classes of shares listed below are "Financial Highlights" for the period from the date indicated to the fiscal year ended October 31, 1996:

           Acadian International Equity Portfolio Institutional Class Shares (March 29, 1993)
           Acadian Emerging Markets Portfolio Institutional Class Shares (June 17, 1993)
           C & B Balanced Portfolio Institutional Class Shares (December 29, 1989)
           C & B Equity Portfolio Institutional Class Shares (May 15, 1990)
           DSI Disciplined Value Portfolio Institutional Class Shares (December 12, 1989)
           DSI Limited Maturity Bond Portfolio Institutional Class Shares (December 18, 1989)
           DSI Money Market Portfolio Institutional Class Shares (December 28, 1989)
           FMA Small Company Portfolio Institutional Class Shares (July 31, 1991)
           ICM Equity Portfolio Institutional Class Shares (October 1, 1993)
           ICM Fixed Income Portfolio Institutional Class Shares (November 3, 1992)
           ICM Small Company Portfolio Institutional Class Shares (April 19, 1989)
           McKee U.S. Government Portfolio Institutional Class Shares (March 2, 1995)
           McKee Domestic Equity Portfolio Institutional Class Shares (March 2, 1995)
           McKee International Equity Portfolio Institutional Class Shares (May 26, 1994)
           NWQ Balanced Portfolio Institutional Class Shares (August 2, 1994)
           NWQ Value Equity Portfolio Institutional Class Shares (September 21, 1994)
           NWQ Balanced Portfolio Institutional Service Class Shares (January 22, 1996)
           Rice, Hall, James Small Cap Portfolio Institutional Class Shares (July 1, 1994)
           Sirach Fixed Income Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Growth Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Short-Term Reserves Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Strategic Balanced Portfolio Institutional Class Shares (December 1, 1993)
           Sirach Special Equity Portfolio Institutional Class Shares (October 2, 1989)
           Sirach Equity Portfolio Institutional Class Shares (July 1, 1996)
           Sirach Growth Portfolio Institutional Service Class Shares (March 22, 1996)
           Sirach Special Equity Portfolio Institutional Service Class Shares (March 22, 1996)
           SAMI Preferred Stock Income Portfolio Institutional Class Shares (June 23, 1992)
           Sterling Partners' Balanced Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Equity Portfolio Institutional Class Shares (March 15, 1991)
           Sterling Partners' Short-Term Fixed Income Portfolio Institutional Class Shares (February 10, 1992)
           TS&W Equity Portfolio Institutional Class Shares (July 17, 1992)
           TS&W Fixed Income Portfolio Institutional Class Shares (July 17, 1992)
           TS&W International Equity Portfolio Institutional Class Shares (December 18, 1992)

           Included in Part B:

           The following Financial Statements are included in this Post-Effective Amendment No. 44:

           McKee U.S. Government Portfolio Institutional Class Shares McKee Domestic Equity Portfolio Institutional Class Shares McKee International Equity Portfolio Institutional Class Shares

           Incorporated by reference to the Annual Reports for the Fund, each dated October 31, 1996, filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, (Accession Number: 0000950109-96-008722) are the following:

           Acadian International Equity Portfolio
           Acadian Emerging Markets Portfolio
           C & B Balanced Portfolio
           C & B Equity Portfolio
           DSI Disciplined Value Portfolio
           DSI Limited Maturity Bond Portfolio
           DSI Money Market Portfolio
           FMA Small Company Portfolio
           ICM Equity Portfolio
           ICM Fixed Income Portfolio
           ICM Small Company Portfolio
           NWQ Balanced Portfolio
           NWQ Value Equity Portfolio
           Rice, Hall, James Small Cap Portfolio
           Sirach Fixed Income Portfolio
           Sirach Growth Portfolio
           Sirach Short-Term Reserves Portfolio
           Sirach Strategic Balanced Portfolio
           Sirach Special Equity Portfolio
           Sirach Equity Portfolio
           SAMI Preferred Stock Income Portfolio
           Sterling Partners' Balanced Portfolio
           Sterling Partners' Equity Portfolio
           Sterling Partners' Short-Term Fixed Income Portfolio
           TS&W Equity Portfolio
           TS&W Fixed Income Portfolio
           TS&W International Equity Portfolio

     The Financial Statements for the above-referenced Portfolios for the time periods set forth in each Portfolio's Annual Report dated October 31, 1996 include:

           (a) Statement of Net Assets as of October 31, 1996;

           (b) Statement of Operations for the period ended October 31, 1996;

           (c) Statement of Changes in Net Assets for the period ended October 31, 1996;

           (d) Financial Highlights as of October 31, 1996;

           (e) Notes to Financial Statements; and

           (f) Report of Independent Accountants.

     (B)  EXHIBITS

          Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: RS = original Registration Statement on Form N-1A filed October 31, 1988; Pre EA = Pre-Effective Amendment No. 1 filed March, 1989; PEA = Post-Effective Amendment (pertinent numbers for each PEA are included after "PEA", e.g., PEA #3 means the third PEA under the Securities Act of 1933.)

                                                        INCORPORATED BY
      EXHIBIT                                       REFERENCE TO (LOCATION):
      -------                                       ------------------------

1.    Articles of Incorporation                 PEA#37
      A. Amendments                             PEA#37
      B. Articles Supplementary                 PEA#37, PEA#41, PEA#42, Filed
                                                herewith

2.    By-Laws                                   Pre EA

3.    Voting Trust Agreement                    Not Applicable

4.    Specimen of Securities                    PEA #1, PEA #2, PEA #12, PEA
                                                #13, PEA #16, PEA #19, PEA #21,
                                                PEA #24, PEA# 25, PEA#33,
                                                PEA#37, PEA#39, PEA#40, PEA#41,
                                                PEA#42, Filed herewith


5.    Investment Advisory Agreements            RS, Pre EA, PEA #1, PEA #2, PEA
                                                #5, PEA #7, PEA #12, PEA #13,
                                                PEA #16, PEA #19, PEA #21, PEA
                                                #24, PEA# 25, PEA#31, PEA#33,
                                                PEA#37, PEA#40, PEA#41, PEA#42,
                                                Filed herewith

6.    Distribution Agreement                    PEA #2

      Form of Amended and Restated
      Distribution Agreement between
      RFI Distributors and The Regis
      Fund, Inc.                                PEA #28

7.    Directors' and Officers'
      Contracts and Programs                    Not Applicable

8.    Custody Agreements
      A. Custodian Agreement                    Pre EA
      B. Corporate Custody Agreement            PEA #2
      C. Global Custody Agreement               Filed herewith

9.    Other Material Contracts
      A. Fund Administration
         Agreement between UAM
         Funds, Inc. and UAM Fund
         Services, Inc.                         PEA #40

      B. Mutual Funds Service Agreement
         between UAM Fund Services, Inc. and
         Chase Global Funds Services Company    PEA #40

                                                   INCORPORATED BY
      EXHIBIT                                      REFERENCE TO (LOCATION):
      -------                                      -----------------------------

10.   Opinion and Consent of Counsel               Pre EA

11.   Other Opinions and Consents

      A. Consent of Independent Accountants
         with respect to 1996 Annual Reports       PEA#43
      B. Consent of Independent Accountants
         with resepct to 1996 Annual Reports
         for the McKee Portfolios                  Filed herewith

12.   Other Financial Statements                   Not applicable

      A. 1996 Annual Reports                       PEA#43

13.   Agreements relating to Initial
      Capital
      A.  Purchase Agreement                       Pre EA

14.   Model Retirement Plans                       Not Applicable

15.   12b-1 Plans
      A.  Form of Distribution Plan                PEA #28
      B.  Form of Selling Dealer Agreement         PEA #28
      C.  Form of Shareholder Services Plan        PEA #28
      D.  Form of Service Agreement
          (12b-1 Plan)                             PEA #28
      E.  Form of Service Agreement
          (Shareholder Services Plan)              PEA #28

16.   Performance Quotation Schedules
      for the period ended October 31, 1996        Filed herewith

18.   Rule 18f-3 Multiple Class Plan               PEA #36

24.   Powers of Attorney                           PEA #5, PEA #8, PEA #35

27.   Financial Data Schedules for the period
      ended:
      A.  October 31, 1996                         PEA#43
      B.  October 31, 1996 (for McKee Portfolios)  Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES (December 31, 1996).


     Acadian Emerging Markets Portfolio Institutional Class Shares...............................       30
     Acadian International Equity Portfolio Institutional Class Shares...........................       15
     C&B Balanced Portfolio Institutional Class Shares...........................................       53
     C&B Equity Portfolio Institutional Class Shares.............................................      186
     DSI Disciplined Value Portfolio Institutional Class Shares..................................       62
     DSI Limited Maturity Bond Portfolio Institutional Class Shares..............................       36
     DSI Money Market Portfolio Institutional Class Shares.......................................       55
     FMA Small Company Portfolio Institutional Class Shares......................................       48
     ICM Fixed Income Portfolio Institutional Class Shares.......................................       34

ICM Small Company Portfolio Institutional Class Shares..........................................   247
ICM Equity Portfolio Institutional Class Shares.................................................    30
SAMI Preferred Stock Income Portfolio Institutional Class Shares................................    18
Sirach Special Equity Portfolio Institutional Class Shares......................................   182
Sirach Strategic Balanced Portfolio Institutional Class Shares..................................    69
Sirach Growth Portfolio Institutional Class Shares..............................................   111
Sirach Fixed Income Portfolio Institutional Class Shares........................................    35
Sirach Short-Term Reserves Portfolio Institutional Class Shares.................................    33
Sirach Equity Portfolio Institutional Class Shares..............................................    18
Sterling Partners' Balanced Portfolio Institutional Class Shares................................   135
Sterling Partners' Equity Portfolio Institutional Class Shares..................................   100
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Class Shares.................    70
TS&W Equity Portfolio Institutional Class Shares................................................   242
TS&W Fixed Income Portfolio Institutional Class Shares..........................................   161
TS&W International Equity Portfolio Institutional Class Shares..................................   380
McKee U.S. Government Portfolio Institutional Class Shares......................................    19
McKee Domestic Equity Portfolio Institutional Class Shares......................................    21
McKee International Equity Portfolio Institutional Class Shares.................................    38
NWQ Balanced Portfolio Institutional Class Shares...............................................    19
NWQ Balanced Portfolio Institutional Service Class Shares.......................................    13
NWQ Value Equity Portfolio Institutional Class Shares...........................................    18
Rice, Hall, James Small Cap Portfolio Institutional Class Shares................................   190
Enhanced Monthly Income Portfolio Institutional Class Shares....................................     0
NWQ Value Equity Portfolio Institutional Service Class Shares *.................................     0
Sirach Special Equity Portfolio Institutional Service Class Shares..............................     6
Sirach Strategic Balanced Portfolio Institutional Service Class Shares *........................     0
Sirach Growth Portfolio Institutional Service Class Shares......................................     8
Sterling Partners' Balanced Portfolio Institutional Service Class Shares*.......................     0
Sterling Partners' Equity Portfolio Institutional Service Class Shares*.........................     0
Sterling Partners' Short-Term Fixed-Income Portfolio Institutional Service Class Shares*........     0
HJMC Equity Portfolio Institutional Class Shares *..............................................     0

TOTAL........................................................................................... 2,682

     * Portfolio has been authorized for sale of shares but has yet to begin operations.



ITEM 27. INDEMNIFICATION

     Reference is made to Article NINTH of the Registrant's Articles of Incorporation, which was filed as Exhibit No. 1 to the Registrant's initial registration statement. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

     Reference is made to the captions "Investment Adviser" and "Administrative Services" in the Prospectuses constituting Part A of this Registration Statement and "Management of the Fund" and "Investment Adviser" in Part B of this Registration Statement.

     Acadian Asset Management, Inc.

     Listed below are the executive officers and directors of Acadian Asset Management, Inc. ("AAM"). The business address of AAM is Two International Place - 26th Floor, Boston, Massachusetts 02110. No officer or director of AAM has any other affiliation with the Registrant.

          Dr. Gary L. Bergstrom, President and Director
          Ronald D. Frashure, Executive Vice President and Director John R. Chisholm, Senior Vice President
          Stella M. Hammond, Senior Vice President
          Churchill G. Franklin, Senior Vice President
          Richard O. Michaud, Senior Vice President
          Matthew V. Pierce, Senior Vice President
          James W. Graves, Senior Vice President

     Cooke & Bieler, Inc.

     Listed below are the executive officers and directors of Cooke & Bieler, Inc. ("C&B"). The business address of C&B is 1700 Market Street, Philadelphia, Pennsylvania 19103. No officer or Director of C&B has any other affiliation with the Registrant.

          James C. A. McClennon, Partner and Director
          Robert B. Arthur, Partner and Director
          Walter W. Grant, Partner and Director
          Charles E. Haldeman, Partner and Director
          John J. Medveckis, Partner and Director
          Russell G. Redenbaug, Partner and Director
          Ronald D. Henrikisen, Director
          Robert R. Glauber, Director
          R. James O'Neil, Vice President
          Bruce A. Smith, Vice President
          Peter A. Thompson, Vice President
          Kermit S. Eck, Vice President
          Michael M. Meyer, Vice President

     Dewey Square Investors Corporation

     Listed below are the executive officers and directors of Dewey Square Investors Corporation ("DSI"). The business address of DSI is One Financial Center, Boston, Massachusetts 02111. Mr. Whitman is a director of the Registrant. No other officer or director of DSI has any other affiliation with the Registrant.

          Peter M. Whitman, Jr., President
          Ronald L. McCullough, Vice President
          G.A. David Gray, Vice President
          Eva S. Dewitz, Vice President
          Marilyn R. Stegner, Secretary and Treasurer

     Fiduciary Management Associates, Inc.

     Listed below are the executive officers and directors of Fiduciary Management Associates, Inc. ("FMA"). The business address of FMA is 55 West Monroe Street, Suite No. 2550, Chicago, Illinois 60603. No officer or director of FMA has any other affiliation with the Registrant.

          Robert F. Carr III, Director, Chairman and Secretary
          Patricia A. Falkowski, President & Chief Investment Officer Robert W. Thornburgh, Jr., Executive Vice President and Treasurer Philip E. Arnold, Chairman of Executive Committee
          Lloyd J. Spicer, Senior Vice President
          Albert W. Gustafson, Senior Vice President

     Investment Counselors of Maryland, Inc.

     Listed below are the executive officers and directors of Investment Counselors of Maryland, Inc. ("ICM"). The business address of ICM is 803 Cathedral Street, Baltimore, Maryland 21201. No officer or director of ICM has any other affiliation with the Registrant.

          Craig Lewis, Principal and Director
          Linda W. McCleary, Principal and Director
          Robert D. McDorman, Jr., Principal and Director
          Stephen T. Scott, Principal and Director
          David E. Nelson, Principal and Director
          Paul L. Borssuck, Principal
          Charles W. Neuhauser, Senior Vice President
          Daniel O. Shackelford, Senior Vice President
          Robert F. Boyd, Executive Vice President

     C.S. McKee & Company, Inc.

     Listed below are the executive officers and directors of C.S. McKee & Company, Inc. ("C.S. McKee"). The business address of C.S. McKee is One Gateway Center, Pittsburgh, Pennsylvania 15222. No officer or director of C.S. McKee has any other affiliation with the Registrant.

          Charles E. Jacobs, Chairman
          James H. Hanes, President and Director
          Joseph F. Bonomo, Jr., Senior Vice President
          Walter C. Bean, Senior Vice President
          William J. Andrews, Vice President
          Kathryn J. Murin, Senior Vice President
          Joseph A. Murvar, Portfolio Manager
          Malcolm G. Nimick, Portfolio Manager
          Norman S. Allan, Senior Vice President
          Bradford J. Hanes, Assistant Vice President
          Lloyd F. Stamy, Jr., Senior Vice President
          William Vescio, Vice President
          Susan A. Darragh, Treasurer

     NWQ Investment Management Company

     Listed below are the executive officers and directors of NWQ Investment Management Company, Inc. ("NWQ"). The business address of NWQ is 655 South Hope Street, 11th Floor, Los Angeles, California 90017. No officer or director of NWQ has any other affiliation with the Registrant.

          David A. Polak, President and Director
          Edward C. Friedel, Jr., Director and Managing Director
          James P. Owen, Managing Director
          James H. Galbreath, Director and Managing Director
          Mary-Gene Slaven, Clerk, CFO, COO and Managing Director
          Michael C. Mendez, Managing Director
          Phyllis G. Thomas, Managing Director
          Paul R. Guastamacchio, Vice President and Portfolio Manager
          Martin Pollack, Vice President and Portfolio Manager
          Thomas J. Laird, Vice President and Portfolio Manager
          Justin T. Clifford, Vice President
          Jeffrey M. Cohen, Vice President and Portfolio Manager
          Karen S. McCue, Vice President and Director of Institutional Marketing Ronald R. Sternal, Vice President
          Ronald R. Halverson, Vice President
          Kathy Seraff, Vice President

     Rice, Hall, James & Associates

     Listed below are the executive officers and directors of Rice, Hall, James & Associates ("RHJ"). The business address of RHJ is 600 West Broadway, Suite 1000, San Diego, California 92101. No officer or director of RHJ has any other affiliation with the Registrant.

          Walter H. Beck, Director and Senior Vice President
          Hubert M. Collins, Vice President and Portfolio Manager
          Charles G. King, Vice President and Portfolio Manager
          Thomas W. McDowell, Director, President and Portfolio Manager Gary S. Rice, Vice President and Portfolio Manager
          David P. Tessmer, Director, Vice President and Portfolio Manager Timothy A. Todaro, Vice President and Portfolio Manager
          Samuel R. Trozzo, Chairman and Chief Executive Officer
          Mitchell S. Little, Vice President
          Michelle P. Connell, Vice President and Portfolio Manager
          James Dickinson, Vice President and Portfolio Manager

     Sirach Capital Management, Inc.

     Listed below are the executive officers and directors of Sirach Capital Management, Inc. ("Sirach"). The business address of Sirach is 3323 One Union Square, 600 University Street, Seattle, Washington 98101. No officer or director of Sirach has any other affiliation with the Registrant.

          Harvey G. Bateman, Treasurer and Director
          Barry E. Fetterman, Secretary and Director
          Thomas Gillespie, Vice President and Director
          George B. Kauffman, Chairman of the Board and Director
          William B. Sanders, President and Director

     Spectrum Asset Management, Inc.

     Listed below are the executive officers and directors of Spectrum Asset Management, Inc. ("SAMI"). The business address of SAMI is 4 High Ridge Park, Stamford, Connecticut 06905. No officer or director of SAMI has any other affiliation with the Registrant.

          Scott T. Fleming, Chairman of the Board and Chief Financial Officer Bernard M. Sussman, Senior Vice President
          L. Phillip Jacoby, IV, Vice President - Portfolio Management Margaret S. Gilliland, Vice President
          Patrick G. Hurley, Hedge Manager

     Sterling Capital Management Company

     Listed below are the executive officers and directors of Sterling Capital Management Company ("Sterling"). The business address of Sterling is One First Union Center, 301 S. College Street, Suite 3200, Charlotte, NC 28246. No officer or director of Sterling has any other affiliation with the Registrant.

          W. Olin Nisbet, III, Chairman and Chief Executive Officer Mark W. Whalen, President
          David M. Ralston, Chief Investment Officer
          J. Calvin Rivers, Executive Vice President
          Harry F. Wolfe, Jr., Senior Vice President
          Alexander W. McAlister, Senior Vice President
          James R. Norris, Senior Vice President
          Brian R. Walton, Senior Vice President
          Eduardo A. Brea, Vice President
          Mary D. Chaney, Vice President and Secretary/Treasurer
          Rebecca G. Douglass, Vice President
          Mary Weeks Frutain, Vice President
          Esther L. Glenn Vice President

     Thompson, Siegel & Walmsley, Inc.

     Listed below are the executive officers and directors of Thompson, Siegel and Walmsley, Inc. ("TS&W"). The business address of TS&W is 5000 Monument Avenue, Richmond, Virginia 23230. No officer or director of TS&W has any other affiliation with the Registrant.

          John T. Siegel, President, Treasurer and Director
          Matthew G. Thompson, Senior Vice President and Director
          S. Pierce Walmsley, IV, Senior Vice President and Director Kathleen M. Blanton, Vice President
          Lori N. Anderson, Vice President
          Charles A. Gomer, III, Vice President
          Paul A. Ferwerda, Vice President
          Peter D. Hartman, Vice President
          G.D. Rothenberg, Vice President
          Horace P. Whitworth, II, Vice President and Secretary
          Elizabeth Cabell Jennings, Vice President
          Alan C. Ashworth, Vice President

     AAM, C&B, DSI, FMA, ICM, C.S. McKee, NWQ, RHJ, Sirach, SAMI, Sterling and TS&W are each wholly-owned affiliates of United Asset Management Corporation ("UAM"), a Delaware corporation acquiring and owning firms engaged primarily in institutional investment management.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) UAM Fund Distributors, Inc., the firm which acts as sole distributor of the Registrant's shares, also acts as distributor for UAM Funds Trust (formerly The Regis Fund II).

     (b)  Not applicable.

     (c)  Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 3(a) under the Investment Company Act of 1940, as amended (the "1940 Act") and rules promulgated thereunder will be maintained in the physical possession of the Registrant, the Registrant's Advisers, the Registrant's Sub-Transfer and Sub-Administrative Agent (Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108) and the Registrant's Custodian Bank (The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245.)

ITEM 31.   MANAGEMENT SERVICES

     Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)  Not applicable

     (b) (i)    Registrant undertakes to file a post-effective amendment
containing reasonably current financial statements, which need not be certified for the McKee Small Cap Equity Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (ii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the Sterling Partners' Small Cap Value Portfolio within four to six months of the effective date of such Portfolio or the commencement of operations of the Portfolio, whichever is later.

         (iii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified for the C & B Equity Portfolio for Taxable Investors and C & B Mid Cap Equity Portfolio within four to six months of the effective date of such Portfolios or the commencement of operations of each Portfolio, whichever is later.

         (iv) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Rice, Hall, James Small/Mid Cap Portfolio within four to six months of the effective date of such Portfolio.

         (v) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the DSI Balanced Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (vi) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the AEW Commercial Mortgage-Backed Securities Portfolio within four to six months of the commencement of operations of such Portfolio.

         (vii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the HJMC Equity Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

         (viii) Registrant undertakes to file a post-effective amendment containing reasonably current financial statements, which need not be certified, for the Cambiar Anticipation Portfolio Institutional Class Shares within four to six months of the commencement of operations of the Portfolio.

     (c) Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law. Specifically, the Registrant will, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, call a meeting of shareholders for the purpose of voting upon the question of the removal of a Director and the Registrant will assist in shareholder communications as required by Section 16(c) of the 1940 Act.

     (d) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 24th day of January, 1997.

                                                    UAM FUNDS, INC.

                                                          *
                                                    -------------------
                                                    Norton H. Reamer
                                                    Chairman and President

       Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


            *             , Chairman and President           January 24, 1997
-------------------------
Norton H. Reamer


            *             , Director                         January 24, 1997
-------------------------
John T. Bennett, Jr.


            *             , Director                         January 24, 1997
-------------------------
Philip D. English


            *             , Director                         January 24, 1997
-------------------------
William A. Humenuk


            *             , Director                         January 24, 1997
-------------------------
Peter M. Whitman, Jr.


/s/ Gary L. French        , Treasurer and Principal          January 24, 1997
-------------------------   Financial and Accounting Officer
Gary L. French


/s/ Karl O. Hartmann                                         January 24, 1997
-------------------------
* Karl O. Hartmann
(Attorney-in-Fact)

                                UAM FUNDS, INC.
                        (FORMERLY THE REGIS FUND, INC.)

                          FILE NOS. 811-5683/33-25355


                        POST-EFFECTIVE AMENDMENT # 44

                                 EXHIBIT INDEX



          Exhibit No.                                   Description
          -----------                                   -----------
           EX-1                          Articles Supplementary

           EX-4                          Specimen of Securities

           EX-5                          Investment Advisory Agreement

           EX-8                          Global Custody Agreement

           EX-11B                        Consent of Independent Accountants with
                                         respect to 1996 Annual Report for the
                                         McKee Portfolios

           EX-16                         Performance Quotation Schedules

           EX-27                         Financial Data Schedules for the period
                                         ended October 31, 1996

                                      A-1